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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ZELL CAPITAL

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

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ZELL CAPITAL

175 S. Third, Suite 200

Columbus, OH 43215

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

October [   ], 2022

Dear Shareholders:

This notice and accompanying Information Statement is being furnished to you as a shareholder of Zell Capital (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an internally managed registered closed-end management investment company, to inform you of the approval of the deregistration of the Fund under the 1940 Act and the conversion of the Fund to a limited liability company.

As discussed in more detail in the Information Statement, at a meeting held on August 18, 2022, the Board of Trustees of the Fund (the “Board”) approved the deregistration of the Fund under the 1940 Act and the conversion of the Fund to a limited liability company. After conversion, the Fund will operate as a private investment fund, excluded from regulation under the 1940 Act pursuant to Section 3(c)(1). Effective September 16, 2022, the holders of a majority of the Fund’s outstanding voting securities as of August 18, 2022, approved the deregistration of the Fund and the limited liability company operating agreement.

The attached Information Statement is dated October [ ], 2022 and is first being sent to shareholders on or about October [ ], 2022. Pursuant to Rule 14c-2(b) under Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deregistration and conversion of the Fund will not take place until at least 20 calendar days after this Information Statement is sent to shareholders. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Sincerely,

William L. Zell

Chief Executive Officer

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ZELL CAPITAL

175 S. Third, Suite 200

Columbus, OH 43215

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to you as a shareholder of Zell Capital (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an internally managed registered closed-end management investment company, to inform you of the approval of the deregistration of the Fund under the 1940 Act and conversion of the Fund to a limited liability company. This Information Statement is first being sent to shareholders on or about October [ ], 2022.

As discussed in more detail below, at a meeting held on August 18, 2022, the Board of Trustees of the Fund (the “Board”) approved the deregistration of the Fund under the 1940 Act and the conversion of the Fund to a limited liability company. After deregistration and conversion, the Fund will operate as a private investment fund, excluded from regulation under the 1940 Act pursuant to Section 3(c)(1). Effective September 16, 2022, the holders of a majority of the Fund’s outstanding voting securities as of August 18, 2022, approved the deregistration of the Fund and the limited liability company operating agreement.

Pursuant to Rule 14c-2(b) under Securities Exchange Act of 1934, as amended, the deregistration and conversion of the Fund will not take place until at least 20 calendar days after this Information Statement is sent to shareholders.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling (888) 484-1944 or by visiting http://zellcapital.com.

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QUESTIONS AND ANSWERS

You should carefully read the entire text of the Information Statement. We have provided you with a brief overview of the Information Statement using the questions and answers below.

Q.	Why did I receive these materials?

A.	You received these materials because you are a shareholder of the Fund and are entitled to notification of actions taken by shareholders of the Fund.

As described in more detail below, at a meeting held on August 18, 2022, the Board approved the deregistration of the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Deregistration”), subject to the approval of the Deregistration by the holders of a majority of the Fund’s outstanding voting securities. The Board also approved the conversion of the Fund to a limited liability company, to take effect upon the Deregistration (the “Conversion”).

Effective September 16, 2022, the holders of a majority of the Fund’s outstanding voting securities as of August 18, 2022, approved the Deregistration of the Fund and approved a limited liability company operating agreement (the “Operating Agreement”) for the Fund, to take effect upon the Conversion.

Q.	How will the Deregistration and Conversion affect shareholders?

A.	The Fund is currently closed-end management investment company registered under the 1940 Act, and its shares of beneficial interest are registered under the Securities Act of 1933, as amended (the “1933 Act”). After the Deregistration and Conversion, the Fund will operate as a private fund, excluded from regulation under the 1940 Act. Shareholders of the Fund will become members of the private fund, and hold “units.” Any units of the Fund, after the Conversion will not be registered under the 1933 Act, and thus will have limitations on their transferability.

Although the Fund’s investment objective and investment strategy will remain the same, the Deregistration and Conversion will result in a number of changes for shareholders including, but not limited to, the following:

●	Governance Structure: The Fund is governed by a board of trustees, the majority of whom are not “interested persons” as that term is defined in the 1940 Act. After the Conversion, the Fund will not be governed by an independent board and any and all decisions related to operation and management of the Fund will be made by the Fund’s managing member (the “Manager”).

●	Offering: After the Conversion, the Fund will not continuously offer units, and any additional units will be offered solely at the discretion of the Manager pursuant to a confidential offering memorandum. Investors who are not “accredited investors” as that term is defined in Rule 501 of Regulation D under the 1933 Act may hold units in the Fund received as a result of the Conversion, but may not purchase additional units or participate in any offerings initiated by the Fund after the Conversion.

●	Limitations on Transferability: The ability to sell or transfer units will be limited, and is only allowed with prior consent of the Manager. If the Manager grants a Member’s request for transfer of units, the Member must comply with the applicable provisions of the Operating Agreement, which include obtaining a legal opinion.

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●	Taxes: The Conversion will result in increased tax complexity for shareholders. The Fund has elected to be taxed as a “regulated investment company” or “RIC” under the Internal Revenue Code of 1986, as amended; however, after the Conversion, the Fund will be taxed as a partnership. As a RIC, in order to avoid entity-level taxes, the Fund must satisfy certain source of income and diversification requirements and distribute at least 90% of its taxable income to shareholders. Each year, shareholders receive a Form 1099, which details all dividends and distributions received by the shareholder during the year. In contrast, an entity taxed as a partnership is not subject to entity level taxes, and all income and expenses flow through to the individual members. Instead of receiving a 1099, members of the private fund will receive a K-1, which details the member’s share of profits, losses, deductions, credits and other items.

More information about these and other changes is included in the Comparison of Structure and Governance table, and Tax Implications Section in Item 2 below.

Q.	What if I am not interested in becoming a member of a private fund?

A.	Shareholders who are not interested in becoming a member of a private fund may tender their shares of the Fund, in accordance with the instructions included in the tender offer materials distributed to shareholders on or about October [ ], 2022. Shareholders should read the tender offer materials when available because they contain important information. Shareholders may obtain tender offer materials free of charge on the Securities and Exchange Commission’s website, at www.sec.gov, at the Fund’s website, zellcapital.com, or by calling (888) 484-1944.

Q.	Whom should I contact for additional information about the Information Statement?

A.	Additional information about the Information Statement can be obtained by calling (888) 484-1944.

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ITEM 1. APPROVAL OF DEREGISTRATION

Background and Board Considerations

The Fund, which operates as an internally managed registered closed-end management investment company, commenced operations on June 8, 2021, with a goal of offering retail investors access to venture stage companies (i.e., companies that are in an early stage of development). At a meeting held on August 18, 2022, upon the request of the Fund’s management, the Board considered whether the Fund’s operations as a registered investment company continued to be sustainable given the size of the Fund and the regulatory burdens of complying with the 1940 Act. After deliberations, the Board, including a majority of Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act, unanimously determined that a change in the nature of the Fund’s business so as to cease to be an investment company is in the best interest of the Fund and its shareholders, and approved the Deregistration.

In making its determination, the Board considered that the Fund has fewer than 100 beneficial owners and would be able to continue operations as a private investment fund excluded from regulation under the 1940 Act pursuant to Section 3(c)(1). The Board considered that the Deregistration is expected to result in a substantial reduction of the Fund’s regulatory requirements, which, in turn, is expected to result in decreased administrative costs. Upon the Deregistration, the Fund would cease to be subject to the regulations of the 1940 Act and, among other things, would no longer be required to file certain periodic reports with the U.S. Securities and Exchange Commission (the “SEC”), which could result in increased operational flexibility to the Fund. The Fund also incurs significant general and administrative costs in order to comply with the regulation imposed by the 1940 Act. Management devotes considerable time to issues related to compliance with the 1940 Act and the Fund incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by the Fund. The Board also considered that, as a result of deregistration, shareholders will lose the protective safeguards of the 1940 Act. The Board believes that the costs of compliance with the 1940 Act are substantial, especially when compared to the relative size and net income of the Fund, and that it would be in the best interest of shareholders for the Fund to cease to be regulated under the 1940 Act.

Effective September 16, 2022, holders of record of a majority of the Fund’s outstanding voting securities as of August 18, 2022, approved the Deregistration, as required by the 1940 Act, via written consent.

Effects of Deregistration

As a registered investment company, the Fund is subject to extensive regulation under the 1940 Act. The 1940 Act, among other things, (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including directors and officers of the Fund or affiliated companies, unless such transactions are exempted by the SEC; (iv) prohibits the issuance of common stock at less than net asset value; (v) regulates the form, content and frequency of financial reports to stockholders; (vi) requires the Fund to carry its assets at fair value rather than at cost in financial reports; (vii) requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of their shareholders; (ix) prohibits pyramiding of investment companies and the cross ownership of securities; (x) provides for the custody of securities and bonding of certain employees; (xi) prohibits voting trusts; (xii) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xiii) regulates the manner in which repurchases of shares may be effected; (xiv) regulates plans of reorganization; (xv) provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and (xvi) creates a right in private persons to bring injunctive and damage actions in federal courts to enforce compliance with the 1940 Act.

After Deregistration, the Fund will no longer be subject to the foregoing regulation, all of which is designed to protect the interests of shareholders. Instead, the Fund would operate as a private investment fund excluded from regulation under Section 3(c)(1) of the 1940 Act and shareholders would no longer be afforded the regulatory protections of the 1940 Act.

Process of Deregistration

No earlier than 20 days after this Information Statement is sent to shareholders, the Fund will apply to the SEC, for deregistration pursuant to Section 8(f) of the 1940 Act. After reviewing the application, the SEC may require the Fund to supply additional information, which may result in one or more amendments to the application. The SEC can on its own motion or on the motion of any interested party order a public hearing on the application. There can be no assurance with respect to the timing of the deregistration order, or that the SEC will grant the Fund’s application.

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ITEM 2. CONVERSION TO LIMITED LIABILITY COMPANY

Background and Board Considerations

In addition to approving the Deregistration, the Board considered management’s recommendation to convert the Fund from a Delaware statutory trust to a Delaware limited liability company. In considering the Conversion, the Board acknowledged that a limited liability company was a common vehicle for the operation of a private fund, and would allow the Fund’s management to continue to efficiently manage the Fund internally in accordance with its objective and strategies. After further deliberation the Board unanimously approved the conversion of the Fund to a limited liability company, contingent upon shareholder approval of the Deregistration and the Operating Agreement, attached hereto as Exhibit A.

Effective September 16, 2022, the holders of record of a majority of the Fund’s outstanding voting securities as of August 18, 2022 approved, via written consent, the Operating Agreement, in addition to the Deregistration, as noted in Item 1.

Tender Offer

In connection with the Deregistration and Conversion, and in acknowledgement of the change to the Fund’s business, the Board considered offering liquidity to the Fund’s shareholders and approved the initiation of a tender offer. Shareholders will receive tender offer materials and instructions on how to tender shares on or about [ ], 2022 under separate cover. More information regarding the tender offer may be obtained by calling (888) 484-1944 or by visiting http://zellcapital.com.

Conversion Process

Once the Deregistration is ordered, the Fund will file a Certificate of Conversion and Certificate of Formation in the state of Delaware in order to convert the entity from a Delaware statutory trust to a Delaware limited liability company (the “Conversion Date”). On the Conversion Date, each shareholder of the Fund will become a member of the limited liability company (a “Member”), with a membership interest equal the pro rata percentage of shares of beneficial interest held by the shareholder of the Fund on the Conversion Date. After Conversion, members of the Fund will still be able to access their account information and statements via the Fund’s website.

The Operating Agreement

The Fund, after Conversion will operate pursuant to the Operating Agreement. A summary of the terms of the Operating Agreement is presented below.

●	Management. The Fund will be managed by the Manager, who will be Will Zell, the Chief Executive Officer of the Fund. The Manager may, in its sole discretion, hire employees for the Fund and/or appoint officers. The Manager will establish an Advisory Board that will resolve issues involving conflicts of interest, and provide general business advice to the Manager as needed. The Manager will not receive a management fee, but the Fund will reimburse the Manager for expenses incurred in connection with the Manager’s obligations under the Operating Agreement. The Advisory Board may be compensated, in the discretion of the Manager.

●	Members and Units. Members (except those who became Members as a result of the Conversion) are required to contribute at least $100,000 to the Fund. Membership interests are expressed in terms of units (a “Unit”), set at the initial price of $20 per Unit. The Manager will determine the fair market value of Units on a quarterly basis. Any Units sold in exchange for additional contributions will be offered at the initial price per Unit, unless the most recently determined fair market value per Unit is greater than the initial price per unit, in which case, Units will be offered at the most recently determined fair market value.

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●	Capital Accounts. A separate capital account will be maintained for each Member to track each Member’s economic interest in the Fund and will generally comply with the detailed tax accounting rules and principles under the relevant U.S. Treasury Regulations. Capital accounts generally will increase by the aggregate amount of additional contributions, net profit, and other items of income and gain allocated to the Member under the Operating Agreement; and generally will be decreased by the aggregate amount of distributions made by the Fund to the Member; and by the aggregate amount of net loss and other items of deduction, expenditure and loss allocated to the Member under the Operating Agreement.

●	Distributions. Distributions of proceeds will generally be made on an annual basis. Distributions will first be allocated to Members pro-rata, and then will be further allocated and distributed to such Member and the Manager as follows: (i) first, one hundred percent (100%) to such Member in proportion to such Member’s capital contribution until such Member has received, from all distributions, on a cumulative basis, an amount of distributions equal to its capital contributions to the Fund; and (ii) thereafter, eighty percent (80%) to such Member in proportion to the Units and twenty percent (20%) to the Manager.

●	Transfer and Withdrawal. No Member may transfer Units or withdraw its capital account without the prior written consent of the Manager, which may be given or withheld in the sole discretion of the Manager, except that any non-accredited investors who remain invested in the Fund after Conversion may request to withdraw their entire capital account, and the Manager will grant such requests without unreasonable delay. If the Manager grants a Member’s request for transfer of Units, the Member must comply with the applicable provisions of the Operating Agreement, which include obtaining a legal opinion.

The Operating Agreement is attached as Exhibit A. You should read the Operating Agreement in its entirety. The description in this Information Statement of the Operating Agreement is only a summary.

Comparison of Structure and Governance

The following table outlines certain key similarities and differences in the structure and governance of the Fund after the Deregistration and Conversion take place:

	Before Conversion	After Conversion
Entity Type	The Fund is a Delaware Statutory Trust authorized to offer unlimited shares of beneficial interest.	The Fund will be a Delaware limited liability company with Members who own Units.

Governing Documents	Certificate of Trust Agreement and Declaration of Trust	Certificate of Formation Operating Agreement
Governance	The 1940 Act requires that the Fund be managed by a board at least 40% of whose members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Board currently has three members, two of whom are Independent Trustees. The Fund does not have an investment adviser, and is internally managed.	The Fund will not be required to have a board, and will be managed by the Manager. The Fund will remain internally managed.

Investment Objective	The Fund’s investment objective is to maximize long-term total return.	There are no changes proposed to the Fund’s investment objective.

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Investment Strategy	The Fund seeks to achieve its investment objective principally by seeking capital gains on our equity investments, typically in the form of common stock, and secondarily through ordinary income from debt and debt-like investments (e.g., convertible debt and preferred shares in connection with revenue sharing agreements). Specifically, the Fund expects to invest approximately 70-80% of its portfolio in equity investments and 20-30% of its portfolio in debt and debt-like instruments; however, the balance of the portfolio may change over time based on a number of factors including, but not limited to, return opportunity, deal flow and other factors. The Fund invests primarily in what management believes to be rapidly growing venture stage companies, either through direct investments or through private secondary transactions (i.e., purchases made from persons other than the issuer itself).	There are no changes proposed to the Fund’s investment strategy.

Purchasing Shares

Effective July 5, 2022, the Fund suspended its offering and current and prospective investors are no longer able to purchase shares. Prior to this date, the Fund’s shares were distributed directly from the Fund’s website and available for any investor to purchase. An investor could submit an application to purchase shares any time during the month on the Fund’s website. On the last day of the calendar month, applications for that month would close. After applications for that month closed, the Board determined the Company’s net asset value as of the last calendar day of the month and investors were given 48-hours to opt in to the investment. If an investor opted in to the investment within the 48-hour period, funds would be withdrawn from the investor’s bank account and shares would be issued. Shares issued by the Fund are securities registered under the Securities Act of 1933, as amended (the “1933 Act”).

The minimum initial purchase amount was $1,000 and the minimum subsequent purchase amount was $240.

Current investors will be unable to purchase additional Units, and prospective investors will be unable to purchase new Units, unless the Fund initiates a private offering in compliance with Rule 506(b) of Regulation D under the 1933 Act. Such an offering would be described in a confidential offering memorandum and would be available only to accredited investors (as defined in Rule 501 of Regulation D under the 1933 Act). As such, any current shareholders of the Fund who are not accredited investors may hold Units after the Conversion, but may not participate in any additional offerings and may not purchase additional Units at any time. Any Units purchased through a private offering would be restricted securities, and not registered under the 1933 Act.

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Valuation	Under Section 2(a)(41) of the 1940 Act, the value of an investment is equal to its market quotation, if readily available, or its “fair value,” if there is no readily available market quotation. The overwhelming majority of the Fund’s investments have no market quotations, and thus most of the Fund’s portfolio companies are fair valued. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board determines the fair value of the Fund’s investments on at least a monthly basis and at such other times when it feels it would be appropriate to do so given the circumstances.	The Fund does not intend to change its valuation policies and procedures.

Risk Factors

The Fund’s investments are highly speculative and investors in the Fund may lose all or part of their investment. A brief summary of the risks of investing in the Fund are listed below, a more fulsome description of these risks is included in the Fund’s prospectus dated May 11, 2021.

Risks Related to the Fund’s Investments

The Fund’s investments in rapidly growing venture capital backed emerging companies may be extremely risky. Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. The marketplace for venture capital investing has become increasingly competitive, making it difficult for us to locate an adequate number of attractive investment opportunities. The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.

Risks Related to Business Structure

The Fund is a newly-formed Delaware statutory trust with limited operating history. The Fund is dependent upon its key personnel for its success. Investors’ ability to transfer or sell shares is extremely limited. The Fund is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect the Fund’s financial results. As a RIC for U.S. federal income tax purposes, the Fund may be forced to dispose of investments at inopportune times.

Risks Related to Economic Conditions

Global economic, regulatory and market conditions may adversely affect the Fund’s business, results of operations and financial condition, including the Fund’s revenue growth and profitability.

Risks of investing in the Fund after the Conversion are generally the same as the Risks of a current investment in the Fund, except that as a private fund, the Fund will not be subject to certain disclosure, governance and regulatory requirements under the 1933 Act and the 1940 Act. As such, Members of the Fund will no longer have the same level of protections as when the Fund was regulated under the 1933 Act and 1940 Act.

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Transfer and Withdrawal

A shareholder’s ability to have their shares repurchased is limited. Shareholders may only have their shares repurchased in the event that the Fund initiates a tender offer.

Shareholders of the Fund may transfer or sell their shares to others, provided they comply with certain regulatory requirements and the procedures required by the Fund’s transfer agent.

A Member’s ability to withdraw its capital account is limited, and only allowed upon prior written consent of the Manager, which may be withheld in the Manager’s sole discretion (except that non-accredited investors may withdraw their capital accounts upon approval of the Manager, which shall not be unreasonably withheld).

A Member’s ability to sell or transfer Units is restricted, and requires prior written consent of the Manager.

Capital Structure	The 1940 Act limits the Fund’s capital structure, including limiting the Fund to one class of outstanding indebtedness and one class of outstanding preferred shares, restricting the issuance of stock options, rights and warrants, prohibiting the issuance of securities for services or for property other than cash or securities and restricting the sale of shares at a price below net asset value.	The Fund will not be subject to regulatory restrictions on its capital structure.

Voting Rights

The 1940 Act generally requires that all shares of the same class must have equal voting rights.

Shareholders have power to vote only: (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Fund as may be required by the 1940 Act; (iii) to liquidate the Fund; and (iii) on such other matters as the Board may consider necessary or desirable.

Meetings of the shareholders may be called by the Board or the executive officers of the Fund. The Board or executive officers will call a meeting upon a request of shareholders holding at least 20% of shares.

Each Member will have equal voting rights based on their pro-rata interest in the Fund. It is anticipated that items requiring Member approval will be less frequent, because the Fund is no longer subject to the 1940 Act.

Members will have the power to vote to convert the Fund from a private fund to a registered investment company and to make certain amendments to the Operating Agreement.

Meetings of the Members may be called by the Manager, or by a group of Members holding a majority of the Units.

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Distributions	The Fund distributes ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses if any, at least annually out of the assets legally available for such distributions.	The Manager will determine from time to time (but not less often than annually) the amount of Proceeds that are available for distribution. Distributions will first be allocated to Members pro-rata, and then will be further allocated and distributed to such Member and the Manager as follows: (i) first, one hundred percent (100%) to such Member in proportion to such Member’s capital contribution until such Member has received, from all distributions, on a cumulative basis, an amount of distributions equal to its capital contributions to the Fund; and (ii) thereafter, eighty percent (80%) to such Member in proportion to the Units and twenty percent (20%) to the Manager.

Financial Leverage	The 1940 Act restricts the extent to which the Fund may borrow. The Fund may not borrow if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets).	The Fund will not be subject to regulatory restrictions on its ability to utilize financial leverage; however, the Fund has no current intention to use leverage.

Affiliated Transactions	The 1940 Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including the Board and officers of the Fund, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.	The Fund generally will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons. While such transactions may involve increased risk to members as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility in managing the Fund’s portfolio.

Tax Status	The Fund elected to be treated as, and qualified as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that the Fund timely distributes to its shareholders as dividends.	The Fund intends to be treated as a partnership for U.S. federal income tax purposes and, thus, should not be subject to U.S. federal income tax at the entity level. For a more detailed explanation of the tax impact on members, please refer to the section titled “Tax Implications” below.

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Changes to Investment Restrictions and Policies	The 1940 Act requires shareholder approval for changes to certain “fundamental” investment restrictions and policies.	The Fund will not be subject to any regulatory restrictions on its ability to change its investment restrictions and policies.

Custody of Fund Assets	The 1940 Act requires the Funds to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the fund’s assets. The Fund’s custodian is currently U.S. Bank, N.A.	The Fund, although not subject to 1940 Act restrictions, will continue to custody the Fund’s assets with U.S. Bank, N.A.

Financial and Other Reporting	The 1940 Act requires the Funds to provide shareholders with annual and semi-annual reports, which are filed with the SEC on Form N-CSR and subject to certification pursuant to the Sarbanes-Oxley Act. The Fund must also file with the SEC annual and reports on Form N-CEN, quarterly reports regarding portfolio holdings on Form N-PORT and annual reports regarding proxy voting on Form N-PX. Further, “insiders” of the Fund must file Forms 3, 4 and 5 with respect to their transactions in the Fund.	The Fund will no longer file periodic reports on Forms N-CSR, N-CEN, N-PORT or N-PX or any other reports with the SEC. However, while they will not be filed with the SEC, the Fund will continue to provide annual audited financial statements to the Fund’s members, which will continue to be prepared in accordance with generally accepted accounting principles. The Sarbanes-Oxley Act certification requirements that currently apply to the Fund’s annual and semi-annual reports filed with the SEC will not apply to the Fund’s annual audited financial statements after Conversion.

Compliance Policies and Procedures	The 1940 Act requires the Fund to have a code of ethics and compliance policies and procedures reasonably designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies.	The Fund will no longer be required to have compliance policies and procedures or a code of ethics.

Inspection by the SEC	As a registered investment company, the Fund is subject to regulation and inspection by the SEC.	The Fund will no longer be subject to regulation and inspection by the SEC.

Tax Implications

The following is a summary of the principal U.S. federal income tax consequences of the Fund’s conversion to a partnership for tax purposes. The discussion is based on the Code, Treasury Department regulations thereunder, Internal Revenue Service (“IRS”) pronouncements and judicial decisions, all as currently in effect and any or all of which are subject to change or differing interpretation (possibly with retroactive effect). The discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder’s particular circumstances or to a shareholder subject to special treatment under the U.S. federal income tax law. This discussion also assumes that the shares are held as capital assets (generally, property held for investment). In addition, the discussion does not consider the effect of state, local, foreign or other tax laws that may apply to particular shareholders. Each shareholder should consult its own tax advisor as to the particular U.S. federal income tax consequences and the applicability and effect of state, local, foreign or other tax laws.

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As used in this discussion, the term “U.S. Shareholder” means a shareholder that, for U.S. federal income tax purposes, is not a partnership (or any other entity or arrangement treated as a partnership for such purposes) and is any of the following:

●	an individual that is a citizen or resident of the United States;

●	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (1) whose administration is subject to the primary supervision of a United States court and that has one or more United States persons who have the authority to control all substantial decisions of the trust, or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The term “Non-U.S. Shareholder” means a shareholder that is neither a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) nor a U.S. Shareholder.

If a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner of that partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partner in such a partnership that holds our shares should consult its own tax advisor regarding the tax consequences of the Conversion and subsequent ownership of Units.

Certain Tax Consequences of the Fund’s Partnership Election

When the Fund elects to become a partnership under applicable U.S. federal income regulations, the Fund will be deemed to distribute all of its assets and liabilities to its shareholders in liquidation and immediately thereafter, the shareholders will be deemed to contribute all of the distributed assets and liabilities to a newly formed partnership. Members’ holding periods for their interests will begin the day after the Fund converts to a partnership for U.S. federal income tax purposes.

Consequences to U.S. Shareholders Upon Conversion. As a result of the Conversion, U.S. Shareholders will generally be deemed to have sold or exchanged their shares in a taxable transaction. The gain or loss realized by a U.S. Shareholder will be the fair market value of property and any cash received from the Fund upon the deemed liquidation with respect to a share (taking into account any liabilities the U.S. Shareholder is deemed to assume with respect to such share) over the share’s adjusted tax basis. Any such gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held its shares for more than a year. Long-term capital gain is subject to reduced maximum rates for non-corporate shareholders. The deductibility of capital losses is subject to limitation under the Code.

Each shareholder will be deemed to have received a liquidating distribution in the amount of the shareholder’s share of the Fund’s net asset value on the date of the Conversion. Were the Fund to have converted on [ ], 2022, the Fund estimates that the amount of such liquidating distribution would have been approximately $[ ] per share, comprised of approximately $[ ] in cash and $[ ] in property, based on the estimated net asset value of the Fund at [ ], 2022. The amounts of the liquidating distribution and the corresponding realized gain or loss on the actual date of Conversion may vary significantly from the preceding estimates.

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Tax Consequences to Non-U.S. Shareholders Upon Conversion. A Non-U.S. Shareholder generally will not be subject to U.S. federal income or withholding tax on any gain realized upon the deemed transactions that occur pursuant to the Conversion unless:

●	the gain is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, the gain is attributable to such Non-U.S. Shareholder’s permanent establishment in the United States;

●	such Non-U.S. Shareholder is an individual present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition and certain other conditions are satisfied; or

●	we are or have been a “United States real property holding corporation,” as such term is defined in section 897(c) of the Code, at any time during the shorter of (1) the five-year period ending on the date of disposition or (2) the Non-U.S. Shareholder’s holding period for our common stock. While no assurance can be given that we will not become a United States real property holding corporation, at this time, we do not believe that we are a United States real property holding corporation.

Gain that is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, attributable to such Non-U.S. Shareholder’s permanent establishment in the United States (or, if we are or become a United States real property holding corporation, any gain that is realized by a Non-U.S. Shareholder), will be subject to tax on a net income basis at regular graduated U.S. federal income tax rates in the same manner as if such Non-U.S. Shareholder were a United States person as defined under the Code. A Non-U.S. Shareholder that is a corporation may also be subject to a branch profits tax equal to 30%, or such lower rate as may be specified by an applicable income tax treaty, of its effectively connected earnings and profits for the taxable year, as adjusted for certain items. An individual Non-U.S. Shareholder present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition (and where certain other conditions are satisfied) will be required to pay (subject to applicable income tax treaties) a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States.

Consequences for the Fund. Upon the deemed liquidation, the Fund will have distributed all of its assets and liabilities to its shareholders. The Fund will recognize gain or loss on this distribution as if the property were sold to the shareholders at fair market value. We expect the company will experience an aggregate loss upon the election to a partnership. The assets return during the deemed contribution of the shareholders and thereafter, the basis of each asset will be the fair market value of those assets.

Consequences of Ownership of Units of the Fund Following the Conversion

Taxation of Members. By reason of its treatment as a partnership for U.S. federal income tax purposes, the Fund will not itself be subject to U.S. federal income tax. Rather, each Member in computing its U.S. federal income tax will include his, her or its allocable share of the Fund’s items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Member. It is possible that a Member’s U.S. federal income tax liability with respect to his, her or its allocable share of the Fund’s earnings in a particular taxable year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the Member.

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For U.S. federal income tax purposes, a Member’s allocable share of the Fund’s tax items will be determined by the provisions of the Operating Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If, however, the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

Nature of the Funds Investments. Certain of the Fund’s investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. The Fund’s distributions generally will not be taxable to a Member to the extent of such Member’s adjusted tax basis in his, her or its interests. In addition, a Member is allowed to deduct his, her or its allocable share of the Fund’s losses (if any) only to the extent of such Member’s adjusted tax basis in his, her or its interests at the end of the taxable year in which the losses occur. A Member’s adjusted tax basis is equal to the Member’s aggregate capital contributions (including the deemed contribution of assets resulting from the Fund’s Conversion) to the Fund as adjusted by certain items. Basis is generally increased by the Member’s allocable share of the Fund’s profits (and items of income and gain) and increases in the Member’s allocable share of the Fund’s nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. Basis is generally decreased by the Member’s allocable share of the Fund’s losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Member, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Member and any reduction in the Member’s allocable share of the Fund’s nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Member’s allocable share of the Fund’s losses are disallowed because the Member has insufficient adjusted tax basis in its interests, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member’s adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of the Fund’s losses (if any) only to the extent of each such Member’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Member’s at risk amount generally is equal to the Member’s aggregate capital contributions to the Fund. To the extent that a Member’s allocable share of the Fund’s losses is not allowed because the Member has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member’s at risk amount in subsequent years.

Passive Activity Loss Rules. The Fund’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Member that is subject to these rules will not be allowed to offset his, her or its allocable share of the Fund’s items of income or gain with the Member’s passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

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Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called “investment interest”) only to the extent of each such Member’s net investment income for the taxable year. A Member’s net investment income generally is the excess, if any, of the Member’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any the Fund’s gains on the sale of its investments), as well as “qualified dividend income,” unless the Member elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Member’s allocable share of the Fund’s investment interest is not allowed as a deduction because the Member has insufficient net investment income, such disallowed investment interest may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member’s net investment income in subsequent years. If a Member borrows to finance the purchase of interests, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Member’s allocable share of the Fund’s investment interest that is subject to this limitation will depend on the Member’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which the Fund’s investment interest will be disallowed under this rule will depend on each Member’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. For taxable years beginning on or after January 1, 2026, an individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and other expenses of the Fund, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Member’s allocable share of such expenses that is subject to this disallowance rule will depend on the Member’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Additional limitations may be imposed on miscellaneous itemized deductions of certain high-income individuals. There is also a limitation on the deductibility of investment expenses in excess of 2% of adjusted income to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individuals’ adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such miscellaneous itemized deductions are not deductible by an individual taxpayer in calculating its alternative minimum tax liability. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Member’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Phantom Income from the Fund’s Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” and/or “controlled foreign corporations” (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause the Fund, and thus the Members, to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Fund holds investments or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

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Non-U.S. Taxes. Certain dividends, interest and other income received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Members to claim the benefits of such treaties. Members will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Sales of Interests. Cash distributions by the Fund with respect to interests or in redemption of less than all of a Member’s interests generally will not be taxable to such Member. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the interests held by such Member immediately before the distribution. If such distributions by the Fund to a Member exceed the Member’s adjusted tax basis in his, her or its interests, the excess will be taxable to it as though it were a gain from a sale or exchange of the interests. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Member where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

A Member who sells his, her or its interests (including in redemption for cash of all of the Member’s interests) will recognize gain or loss measured by the difference between the amount realized on the sale and the Member’s adjusted tax basis in the interests sold (as described in “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the Member held the sold interests for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized will include the Member’s allocable share of the Fund’s nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a Member’s partial or complete redemption from the Fund, the Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Member’s Capital Account for, and tax basis in, the redeemed interests. These allocated gains and losses may be long-term or short-term capital gains and losses, and a redeeming Member may therefore recognize a short-term or long-term capital gain or loss as a result of a redemption, regardless of the Member’s holding period for its interests. To the extent that a disparity between the Member’s Capital Account and tax basis for the redeemed interests is not eliminated as a result of these allocations, a redeeming Member will generally recognize a taxable gain or loss as if it had sold its redeemed interests, as described in the previous paragraph.

Gains recognized upon cash distributions, redemptions or sales may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Member’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each defined in Treasury Regulations promulgated under Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced tax rates apply to (a) capital gains received by non-corporate taxpayers and (b) “qualified dividend income” received by non-corporate taxpayers from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by such Members who sell interests that they have held for more than one year (except as otherwise provided by Section 751 of the Code, as discussed in “Regulatory and Tax Considerations — Certain U.S. Federal Income Tax Considerations — Distributions; Sales of Interests” above).

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Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Member’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Member’s particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. The Fund does not currently intend to make an election under Section 754 of the Code (which election would adjust the Fund’s tax basis in its assets in connection with, among other things, a sale of interests). The Manager has sole and absolute discretion to make all tax elections for the Fund.

Regardless of whether the Fund makes a 754 election, it will be required to reduce the tax basis of its remaining property following certain distributions in liquidation of a Member’s interests. This would occur when, subject to a de minimis exception, the departing Member recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Members. The Fund does not expect to deliver Schedules K-1 to Members prior to April 15 of each year . Accordingly, Members will likely be required to obtain extensions for filing their federal, state and local income tax returns each year.

Tax Audits. The IRS may audit the Fund’s information tax returns at the Fund level in a unified entity proceeding. The managing member would represent the Fund at any such audit as the so-called partnership representative and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Members. The managing member may also generally enter into settlement agreements with the IRS that bind Members and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of the Fund’s items of income, gain, loss, deduction or expense could change a Member’s U.S. federal income tax liabilities.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses in the future or if it is determined that certain book-tax differences exist. If an investment in the Fund constitutes participation in a “reportable transaction”, the Fund and the Members may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS. In addition, the Fund and its advisors may be required to maintain a list of the Members and to furnish this list and certain other information to the IRS upon its written request. Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Fund.

Certain Considerations for Tax-Exempt Investors. An investment in the Fund may generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

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Certain Considerations for Non-U.S. Members. Given the nature of the Fund’s assets, the Fund may be treated as being engaged in a U.S. trade or business. If the Fund were so treated, each Non-U.S. Member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of the Fund’s income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected the Fund’s income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required, on a quarterly, estimated basis, to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. Member’s ultimate U.S. federal income tax liability, and the Non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Member’s allocable share of the Fund’s income may be subject to a 30% U.S. branch profits tax.

In general, different rules from those described above apply in the case of Non-U.S. Members subject to special treatment under U.S. federal income tax law, including a Non-U.S. Member:

●	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

●	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes; or

●	who is a former citizen or resident of the U.S.

Non-U.S. Members are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund.

Certain Withholding Rules. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediary through which it holds our interests, a beneficial owner could be subject to this 30% withholding. Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes. We will not pay any additional amounts to Members in respect of any amounts withheld. Members are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our interests.

State, Local and Non-U.S. Tax Consequences. The Members, as well as the Fund itself, may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of shares.

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Partnership taxation is extremely complex. Shareholders are strongly encouraged to consult their tax advisers for more detail about partnership taxation consequences.

Risks Related to Taxation of the Fund after Conversion

Tax Liability May Exceed Cash Distributions. Cash distributions by the Fund to any Member may be less than such Member’s allocable share of taxable income from the partnership or even the tax liability to such Member resulting from that income. A Member will be required to pay United States federal, state and local income tax on its allocable share of the Fund’s income, even if the Member receives no cash distributions from the partnership. Further, upon the sale of its shares, a Member may, depending on its basis, incur a tax liability in excess of the amount of cash received.

Deductibility of Losses Allocated by the Fund may be Limited. The ability of a Member to use its allocable share of any losses from the Fund at the end of the taxable year in which the loss is incurred may be limited by specific provisions of the Code.

Members May be Subject to a Tax Audit. The Fund’s tax return may be audited by the IRS or various state authorities. Any adjustments in the Fund’s tax return will lead to adjustments in the tax return of Members and may lead to audits of such Member’s tax return and adjustments of items unrelated to the Fund. Each Member would bear the cost of any expenses incurred in connection with an examination of such Member’s tax return.

Following the Conversion, the Risk of Phantom Income Will Increase.  As discussed above, for taxable years beginning on or after January 1, 2026, an individual, estate or trust may deduct so called “miscellaneous itemized deductions,” which include fees and other expenses of the Fund (if not required to be capitalized), only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer.  However, amounts incurred indirectly through a publicly-offered RIC are not subject to such limitations, while amounts incurred indirectly through other pass-through entities, including entities treated as partnerships for federal income tax purposes, are subject to such limitations. As a result, following the Conversion, expenses allocated to Members will be subject to this disallowance rule, and a Member’s tax liability may be higher as a result of these additional limitations imposed on such expenses.  Therefore, Members will be at an increased risk of being treated as having received income for federal income tax purposes in excess of any actual cash distributions received from the partnership.

Member Tax Compliance Requirements Will Become More Complex. Following the Conversion, Members will receive annual information returns on Schedule K-1 instead of on Form 1099. Investors receiving information returns on Schedule K-1, because such schedule K-1s are often not ready by April 15th, often find it necessary to file for an extension of time to file their annual tax return, and the inclusion of partnership income increases the difficulty of preparing such returns. Because, as noted above, Members may be more likely to be treated as having received income for federal income tax purposes in excess of any actual cash distributions received from the partnership and face an increased likelihood of filing for an extension, Members will be subject to a greater risk of underpayment regarding their estimated annual tax liability and thus will be subject to a greater risk of incurring interest and penalties. Members are urged to consult their own tax advisors regarding these compliance issues.

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Members May be Subject to State, Local and Foreign Taxation. In addition to United States federal income taxes, the Fund and Members may be subject to state, local and foreign taxation, and may be required to file tax returns, in various jurisdictions in which the partnerships do business, own property or reside. Each Member is urged to consult its tax advisor in this regard.

If the Fund is Treated as a Publicly Traded Partnership, the Effects Could be Adverse. If a market for the interests develops and the interests are considered “readily tradable” on a “secondary market (or the substantial equivalent thereof),” and we do not satisfy certain source of income tests, the Fund would be classified as a publicly traded partnership for United States federal income tax purposes. While we do not believe that the Fund would be classified as a publicly traded partnership because (i) the interests will not be traded on an established securities market and (ii) we believe the interests should not be considered readily tradable on a secondary market or the substantial equivalent thereof, the determination of whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof, depends on various facts and circumstances (including facts that are not within the control of the Fund). Moreover, if the company were classified as a publicly traded partnership, it would still be taxable as a partnership if it satisfied certain source of income tests. If the Fund were classified as an association or publicly traded partnership taxable as a corporation, it would be subject to tax at the entity level as a regular corporation and Members would be subject to tax in the same manner as stockholders of a corporation.

Unrelated Business Taxable Income. Following the Conversion, as the Fund will be a partnership for U.S. federal income tax purposes, ownership of interests will give rise to “unrelated business taxable income” or “UBTI” with respect to Members that are tax-exempt entities because the Fund has outstanding acquisition indebtedness and some investments in pass-through entities that themselves generate UBTI. Tax-exempt Members are urged to consult their own tax advisors regarding the consequences of the ownership of interests following the Fund’s Conversion to a partnership for U.S. federal income tax purposes.

Non-U.S. Investors. Given the nature of the Fund’s assets, the Fund may be treated as being engaged in a U.S. trade or business. If the Fund were so treated, each Non-U.S. Member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of the Fund income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected the Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required, on a quarterly, estimated basis, to withhold and pay over, to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. Member’s ultimate U.S. federal income tax liability, and the Non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Member’s allocable share of the Fund’s income may be subject to a 30% U.S. branch profits tax.

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SECURITIES

Rights of Appraisal

The shareholders of the Fund have no appraisal rights in connection with the actions described in this information statement.

Voting Securities

As of August 18, 2022 there were 35,686.25 shares of beneficial interest in the Fund issued and outstanding.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information with respect to the beneficial ownership of the Fund’s shares, as of August 18, 2022, by:

●	each person known to the Fund to beneficially own more than 5.0% of the outstanding shares;

●	each of the Fund’s Trustees and each executive officer individually; and

●	all of the Fund’s Trustees and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the powers to dispose) with respect to the securities and assumes no other purchases or sales of securities. This assumption has been made under the rules and regulations of the Securities and Exchange Commission and does not reflect any knowledge that the Company has with respect to the present intent of the beneficial owners of the securities listed in the table below.

Unless otherwise indicated, the address of all executive officers, directors and 5% shareholders is c/o Zell Capital, 175 S. Third, Suite 200, Columbus, Ohio 43215.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Trustees:
William L. Zell	2,050	5.7%

Independent Trustees:
R. Jeffrey Young	0	0%
Lindsay Karas Stencel	0	0%

Officers Who Are Not Trustees
Michelle Murcia	100	0.3%
Roger Pries	0	0%
All Trustees and Officers as a group(3)	2,150	6%

5% Ownership
Gravity VC Investments LLC	7,500	21.0%
Matthew Stewart	5,000	14.0%
Co-Tan Family LLC	2,500	7.0%
Frederick Tanne	2,500	7.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

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OPERATION OF THE FUND

The Fund is a Delaware statutory trust that operates as an internally managed registered closed-end management investment company. As an internally managed company, the Fund is managed by its executive officers under the supervision of the Board and does not depend on an external investment adviser. The principal address of the Fund is 175 S. Third, Suite 200, Columbus, Ohio 43215. Like other investment companies, the Fund retains various organizations to perform specialized services. U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services, located at 777 E Wisconsin Ave, Milwaukee, WI 53202, serves as the as administrator to the Fund, and the Fund’s dividend paying agent, transfer agent and registrar. Foreside Fund Services LLC, located at 3 Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund’s principal underwriter.

AVAILABLE INFORMATION

Annual and Semi-Annual Reports

When available, the Company will furnish, without charge, copies of its annual report and semi-annual reports, upon request directed to Zell Capital, 175 S. Third, Suite 200, Columbus, Ohio 43215, Attention: Investor Relations or by telephone at (888) 484-1944. The reports are also available at no cost through the SEC’s EDGAR database at www.sec.gov, and the Fund’s website at www.zellcapital.com.

Delivery of Materials

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Information Statements and other reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-484-1944 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.

22

Preliminary Copy

EXHIBIT A

ZELL CAPITAL, LLC

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

THE LIMITED LIABILITY COMPANY UNITS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH LIMITED LIABILITY COMPANY UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND THE APPLICABLE STATE OR FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, TRANSFER OR OTHER DISPOSITION OF SUCH UNITS IS FURTHER RESTRICTED AS PROVIDED IN THIS AGREEMENT. PURCHASERS OF UNITS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENTS FOR AN INDEFINITE PERIOD OF TIME.

i

7.3	Substituted Members	24
7.4	Withdrawals	25
7.5	Assignment by the Manager	26

ARTICLE VIII	DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY	26

8.1	Dissolution	26
8.2	Liquidation	26

ARTICLE IX	AMENDMENTS	28

9.1	Adoption of Amendments; Limitations Thereon	28

ARTICLE X	CONSENTS, VOTING AND MEETINGS	28

10.1	Method of Giving Consent	28
10.2	Meetings	29
10.3	Record Dates	29
10.4	Submissions to Members	29

ARTICLE XI	POWER OF ATTORNEY	29

11.1	Power of Attorney	29

ARTICLE XII	RECORDS AND ACCOUNTING; REPORTS; FISCAL AFFAIRS	30

12.1	Records and Accounting	30
12.2	Annual Reports	30
12.3	Valuation	31
12.4	Tax Information	31
12.5	Interim Reports	31
12.6	Company Funds	31
12.7	Elections	31

ARTICLE XIII	DISPUTE RESOLUTION	31

13.1	Arbitration	31
13.2	No Delay	32

ARTICLE XIV	MISCELLANEOUS	32

14.1	Notices	32
14.2	Severability of Provisions	32
14.3	Entire Agreement	32
14.4	Headings, etc	32
14.5	Binding Provisions	32
14.6	No Waiver	32
14.7	Reproduction of Documents	32
14.8	Confidentiality	33
14.9	No Right to Partition	33
14.10	No Recourse	33
14.11	Damages Waiver	33
14.12	Counterparts	33
14.13	Timing	33
14.14	Survival	33
14.15	Legal Counsel	33

ii

LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF

ZELL CAPITAL, LLC

THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of ___ __, 2022, is being entered into by and among those Persons who have or may hereafter become parties to this Agreement as Members of Zell Capital, LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H:

WHEREAS, Zell Capital, a Delaware statutory trust that operated as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, has determined to reorganize as a Delaware limited liability company; and

WHEREAS, the Company intends to operate as the successor to Zell Capital;

WHEREAS, the Certificate of Conversion and Certificate of Formation for the Company was filed with the Secretary of State of Delaware on [●], 2022 (together, the “Certificate of Formation”); and

WHEREAS, the parties hereto (the “Parties”) desire to enter into this Agreement to establish the respective rights and obligations of the Members and the Manager and the rules, processes, and procedures that shall govern the business and the affairs of the Company.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I
DEFINED TERMS

The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this ARTICLE I.

“1933 Act” means the Securities Act of 1933, as amended, and any successor to said law.

“Accounting Period” means the following fiscal periods: the initial Accounting Period shall commence on the day on which a Certificate of Formation is filed with the State of Formation. Each subsequent Accounting Period shall begin on the earlier of (a) the first day of any Fiscal Quarter or (b) the day immediately succeeding the last day of the immediately preceding Accounting Period (or, in the case of the first Accounting Period, the date of this Agreement) and shall end on the earliest to occur of the following: (i) the last day of the Fiscal Year; (ii) the day immediately preceding the day on which a Member makes an Additional Contribution (other than a Capital Contribution that is pro rata among all existing Members), (iii) the effective date of the full or partial withdrawal of a Member; (iv) the day immediately preceding the day on which a new Member is admitted to the Company (including as consideration for the provision of services to or for the benefit of the Company); (v) any date on which the Company is required under the Code or the Treasury Regulations (taking into account the terms of this Agreement) to allocate Net Profits and Net Losses (or any items of income, gain, loss, deduction or credit), or (vi) the date of termination of the Company in accordance with ARTICLE VIII of this Agreement.

“Accredited Investor” means an investor that qualifies as an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the 1933 Act.

“Act” means the Delaware Limited Liability Company Act, Section 18-101, et seq., as it may be amended from time to time and any successor to said law.

“Additional Contributions” has the meaning specified in Section 3.4.1(b).

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Accounting Period, giving effect to the following adjustments:

(a) Credit to such Capital Account any amounts that such Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Section 1.704-2(i)(5).

(b) Debit to such Capital Account the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), and Section 1.704- 1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Advisory Board” has the meaning specified in Section 3.2.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term “control,” “controlled,” or “controlling” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, no Member shall be deemed to be an Affiliate of the Company solely by virtue of its ownership of Units.

“Agreement” means this Limited Liability Company Operating Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

“Annual Report” has the meaning specified in Section 12.2.1.

“Attorney” has the meaning specified in Section 11.1.1.

“Benefit Plan Investor” has the meaning ascribed to such term in Section 3(42) of ERISA and shall include, without limitation, retirement plans that are qualified under Code Section 401(a) and certain collective investment vehicles that hold the assets of any such retirement plans.

“Capital Account” has the meaning specified in Section 4.1.1.

“Capital Contribution” of a Member means a contribution such Member has made to the Company pursuant to Section 3.4.

“Certificate of Formation” has the meaning set forth in the recitals.

“Close of Business” means 5:00 p.m., local time, in New York, New York.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble.

“Company Minimum Gain” has the meaning given to “partnership minimum gain” in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Consent” means the approval of a Person, given as provided in Section 10.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a majority of Units means, except as specifically set forth otherwise in this Agreement, the Consent of the Members whose Units, in aggregate, represent more than fifty percent (50%), of the total number of Units held by all Members. As it relates to the Advisory Board, “Consent” shall refer to the approval of a majority of the members of the Advisory Board.

“Converted Members” are Members who, immediately prior to becoming Members of the Company, were shareholders of the Predecessor Fund, and became Members of the Company after the Predecessor Fund converted from a Delaware statutory trust to a Delaware limited liability company upon the filing of a Certificate of Formation in the State of Delaware.

“Deemed Liquidation Event” means (i) any merger, reorganization or consolidation of the Company, or any other transaction or series of transactions in which the Members of the Company immediately prior to such merger, reorganization, consolidation, transaction or series of transactions do not constitute the owners of a majority of the equity voting securities of the surviving entity immediately following such merger, reorganization, consolidation, transaction or series of transactions; or (ii) the sale, exchange, lease or other disposition of all or substantially all of the assets of the Company taken as a whole.

“Depreciation” has the meaning ascribed to that term in the definition of “Net Profits and Net Losses.”

“Disposition” of the Investment means the sale, exchange, or other disposition by the Company of all or any portion of the Investment, and shall include the receipt by the Company of an extraordinary or liquidating dividend or other like distribution from the Investment (including such a distribution resulting from a refinancing).

“Dispute” has the meaning specified in Section 13.1.

“Entity” means a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other legal entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Fiscal Quarter” means a calendar quarter (i.e., a three month period ended March 31, June 30, September 30 or December 31), and in the case of the first fiscal quarter, the period commencing on the date of execution of this Agreement and ending on the last day of the Fiscal Quarter in which the execution date falls, as the case may be, or in the case of the last Fiscal Quarter, the period ending on the date on which the winding up of the Company is completed, as the case may be.

“Fiscal Year” means the calendar year (i.e., the twelve month period ended December 31), or, in the case of the first fiscal year, the period commencing on the date of execution of this Agreement and ending on December 31, 2022; and in the case of the last fiscal year, the fraction of a calendar year ending on the date on which the winding up of the Company is completed.

“Gross Asset Value” has the meaning ascribed to that term in Section 4.1.2.

“Incapacity” means, as to any Person, (i) the adjudication of incompetence or insanity, the filing of a voluntary petition in bankruptcy, the entry of an order of relief in any bankruptcy or insolvency proceeding or the entry of an order that such Person is bankrupt or insolvent, or (ii) the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

“Indemnified Party” means each of the following: (i) the Manager, the Liquidating Trustee, and the members of the Advisory Board, (ii) each manager or managing member of any of the foregoing, (iii) each director, officer, stockholder, partner, member, employee, agent, legal counsel, representative and incorporator of any of the foregoing; (iv) trustees of any of the foregoing; (v) controlling persons or Affiliates of any of the foregoing; and (vi) successor, assigns and personal representatives of any of the foregoing.

“Initial Member” means a member who made an initial Capital Contribution contemporaneously with the execution of this Agreement, and is listed on the Initial Members Schedule.

“Initial Members Schedule” has the meaning set forth in Section 3.4.1(a).

“Insured Party” has the meaning specified in Section 5.4.8.

“Investment” means equity interests in a Portfolio Company.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and any successor to such law.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and any successor to such law.

“Liquidating Trustee” means the Manager or, if there is none, a Person selected by the Consent of Members owning a majority of Units to act as a liquidating trustee.

“Manager” means William Zell, or any successor to him properly appointed under the terms of this Agreement

“Manager Withdrawal Event” has the meaning specified in Section 8.1(b).

“Member” or “Members” means those Persons owning one or more Units in the Company, including all Converted Members unless otherwise noted.

“Member Nonrecourse Debt” has the meaning given to “partner nonrecourse debt” in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the meaning given to “partner nonrecourse minimum gain” in Treasury Regulation Section 1.704-2(i)(2) and determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the meaning given to “partner nonrecourse deductions” in Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for any Accounting Period shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(2).

“Net Profits and Net Losses” means, for each Accounting Period, an amount equal to the Company’s taxable income or loss for such Accounting Period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a) Income that is exempt from federal income tax and not otherwise taken into account in computing Net Profits and Net Losses shall be added to such taxable income or loss.

(b) Any expenditures of the Company described in Code Section 705(a)(2)(B), or that are treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profits and Net Losses pursuant to this Section, shall be subtracted from such taxable income or loss.

(c) If the Gross Asset Value of any asset is adjusted pursuant to Section 4.1.2(b) or 4.1.2(c), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits and Net Losses.

(d) Gain or loss resulting from any disposition of assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the assets disposed of (as adjusted under this Agreement), notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value.

(e) In lieu of the depreciation, amortization, and other cost-recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Accounting Period as defined hereinafter. For such purposes “Depreciation” means, for each Accounting Period, an amount equal to the depreciation, amortization, or other cost-recovery deduction allowable with respect to an asset for such Accounting Period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Accounting Period, Depreciation shall be any amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost-recovery deduction for such Accounting Period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost- recovery deduction for such Accounting Period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Company.

(f) To the extent an adjustment to the adjusted tax basis of any asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profits and Net Losses.

(g) Notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Section 4.3.1 shall not be taken into account in computing Net Profits and Net Losses. The amounts of the items of Company income, gain, loss, or deduction available to be so specially allocated shall be determined by applying rules analogous to those set forth in this definition.

(h) The Company’s distributive share of any Net Profits and Net Losses (as defined herein) from any partnership (including any limited liability company or other entity treated as a partnership for tax purposes) in which it holds an interest, adjusted to avoid taking into account any items otherwise reflected in the Company’s Net Profits and Net Losses, shall be included in the Company’s Net Profits and Net Losses.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions for an Accounting Period shall be determined in accordance with Treasury Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Sections 1.704- 2(b)(3) and 1.752-1(a)(2).

“Officers” has the meeting specified in Section 5.7.

“Operational Expenses” has the meaning specified in Section 5.4.3.

“Organizational Expenses” has the meaning specified in Section 5.4.1.

“Overhead” has the meaning specified in Section 5.4.2.

“Parties” has the meaning set forth in the recitals.

“Partnership Audit Rules” means the provisions of Subchapter C of Subtitle F, Chapter 63 of the Code, as amended by P.L. 114-74, the Bipartisan Budget Act of 2015 (together with any subsequent amendments thereto, Regulations promulgated thereunder, and published administrative interpretations thereof) or any similar procedures established by a state or local taxing authority.

“Partnership Representative” has the meaning provided to such term in the Partnership Audit Rules.

“Percentage Interest” means, with respect to a Member, a percentage determined by dividing: (i) the aggregate number of Units held by such Member by (ii) the aggregate number of Units held by all of the Members collectively.

“Person” means any individual or Entity.

“Plan Assets Regulation” means Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA, and as amended from time to time.

“Plan of Conversion” has the meaning set forth in Section 2.7.

“Portfolio Company” has the meaning set forth in Section 2.4.

“Predecessor Fund” means Zell Capital, a Delaware statutory trust that operated as a closed-end management investment company registered under the Investment Company Act.

“Prime Rate” means the rate of interest publicly announced from time to time in the Wall Street Journal (or any successor thereto).

“Proceeds” means the amounts received by the Company with respect to (including payments and distributions on and proceeds of dispositions of) interests and assets of Portfolio Companies, net amounts necessary to pay all expenses, debts and obligations of the Company or to establish reserves therefor.

“Settlement Period” has the meaning specified in Section 13.2.

“Subscription Agreement” means the subscription agreement each Member signs in connection with its Capital Contributions to the Company, and any amendments or supplements thereto.

“Substituted Member” means any Person admitted to the Company as a Member pursuant to the provisions of Section 7.3.1.

“Transfer” has the meaning specified in Section 7.1.1.

“Treasury Regulations” means the regulations promulgated under the Code.

“Units” has the meaning specified in Section 3.4.1.

“VCOC” means at “venture capital operating company,” as defined in the Plan Asset Regulations.

“Withdrawal Date” has the meaning specified in Section 7.4.3.

“Withdrawal Payment” has the meaning specified in Section 7.4.3.

“Withdrawal Value” has the meaning ascribed to that term in Section 7.4.4.

ARTICLE II
ORGANIZATION

2.1 Formation. The Manager has formed the Company as a limited liability company pursuant to the provisions of the Act. The Company commenced upon the filing of the Certificate of Formation with the Secretary of State of Delaware. The Members hereby ratify the foregoing actions.

2.2 Name. The name of the Company is “Zell Capital, LLC”. The business of the Company may be conducted, upon compliance with all applicable laws, under any other name designated in writing by the Manager, provided, however, that such name contains the words “limited liability company” or the abbreviation “LLC” or “L.L.C.”.

2.3 Place of Business and Office; Registered Agent. The Company shall maintain its principal office at 175 S. Third, Suite 200, Columbus, Ohio 43215; provided, however, that the Manager may at any time change the location of the Company’s offices and may establish additional offices. Notice of any such change shall be given to the Members. The name and address of the Company’s registered agent for service of process on the Company in the State of Delaware is [●], [●], DE [●] or such other agent as the Manager may from time to time designate.

2.4 Purpose. The purpose of the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Act and to engage in any and all activities necessary or incidental thereto. The Company is being established primarily to purchase, directly or indirectly, equity and debt securities in venture stage companies (each, a “Portfolio Company”), in order to maximize returns for Members. The Company will invest opportunistically across industries and sectors.

2.5 Term. The term of the Company commenced on [●], 2022, and shall continue in full force and effect indefinitely, unless earlier terminated pursuant to Section 8.1, or converted pursuant to Section 2.7.

2.6 Qualification in Other Jurisdictions. The Manager shall cause the Company to be qualified or registered under assumed or fictitious names or foreign limited liability company statutes or similar laws in any jurisdiction in which the Company transacts business and to the extent, in the judgment of the Manager, such qualification or registration is necessary or advisable in order to protect the limited liability of the Members or to permit the Company lawfully to own property or transact business. The Manager shall have the power and authority to execute, file and publish all such certificates, notices, statements or other instruments necessary to permit the Company to conduct business as a limited liability company in all jurisdictions where the Company elects to do business.

2.7 Conversion and Registration. The Manager may determine, at any time, that conversion of the Company to a Delaware statutory trust, and registration of such trust under the Investment Company Act and its shares of beneficial interest under the 1933 Act, is in the best interests of the Company and the Members. Such conversion and registration shall occur pursuant to a Plan of Conversion, approved by the Members, who in aggregate, represent a majority of the Units.

2.8 Title to Company Assets; Waiver of Partition.

2.8.1 No Member, individually or collectively, shall have any ownership interests in the assets of the Company, whether real property, personal property, or mixed property, tangible or intangible, or any portion thereof other than in its capacity as a Member. Title to any or all of the Company’s assets shall be held in the name of the Company, unless otherwise determined by the Manager, consistent with its fiduciary duties and applicable law.

2.8.2 Each Member hereby irrevocably waives any right that such Member may have to maintain any action for partition with respect to any Company property.

ARTICLE III
MANAGER, ADVISORY BOARD, MEMBERS AND CAPITAL

3.1 Manager. The Company shall be managed by the Manager. The Manager will be responsible for the day-to-day operations of the Company, including, without limitation, the hiring and retention of employees of the Company and the creation of the annual budget of the Company.

3.2 Advisory Board.

3.2.1 The Manager shall establish an Advisory Board (the “Advisory Board”) for the Company, which will be composed of at least one but no more than four individuals whom the Manager will select, in its sole discretion. The Advisory Board will resolve issues involving (i) conflicts of interest reasonably submitted to it by the Manager or one or more Members and (ii) and will provide general business advice to the Manager as needed. The Advisory Board will only act in an advisory role to the Manager and will not be involved in managing the Company or its investments or in making any determinations under this Agreement unless expressly set forth herein. The Advisory Board shall meet at the discretion of the Manager.

3.2.2 Removal. Any member of the Advisory Board may be removed at any time, with or without cause, by the Manager.

3.2.3 Expenses and Compensation. The Manager may, in its sole discretion, compensate members of the Advisory Board in an amount not to exceed what is reasonably determined to be consistent with the market for advisory board compensation. Such compensation may be paid by the Company, or by the Manager, as is determined by the Manager, at its sole discretion. The Company will reimburse all reasonable out-of-pocket expenses of the members of the Advisory Board incurred as a result of their service on the Advisory Board, including expenses related to attending any meetings of the Advisory Board.

3.3 Members.

3.3.1 No Member shall be required to lend any funds to the Company.

3.3.2 The Members who are not the Manager shall not participate or take part in the management or control of the Company business, and shall have no right or authority to act for or bind the Company.

3.3.3 Unless admitted to the Company as a Member, as provided in this Agreement, no Person shall be considered a Member. The Company and the Manager need deal only with Persons so admitted as Members. They shall not be required to deal with any other Person (other than with respect to distributions to assignees pursuant to assignments in compliance with ARTICLE VII) merely because of an assignment or transfer of any Units to such Person whether by reason of the Incapacity of a Member, operation of law or otherwise; provided, however, that any distribution by the Company to the Person shown on the Company’s records as a Member or to its legal representatives, or to the assignee of the right to receive Company’s distributions as provided herein, shall relieve the Company and the Manager of all liability to any other Person who may be interested in such distribution by reason of any other assignment by the Member or by reason of his Incapacity, operation of law or for any other reason.

Any such election made by the Manager shall be revocable at the discretion of the Manager upon notice to the Member.

3.4 Membership Capital.

3.4.1 Capital Contributions; Units.

(a) Contemporaneously with the execution of this Agreement, each Converted Member has made an initial Capital Contribution in an amount equal to the Converted Member’s pro rata share of beneficial interest in the Predecessor Fund, as set forth opposite such Member’s name and address on Schedule A attached hereto (the “Initial Members Schedule”).

(b) Contemporaneously with the execution of this Agreement, each Initial Member, who is not a Converted Member, has made a Capital Contribution in the aggregate amount of such Member’s initial Capital Contribution in respect of its subscription in the Company, as set forth opposite such Member’s name and address on the Initial Members Schedule. Each Initial Member, who is not a Converted Member, shall contribute an aggregate of at least One Hundred Thousand Dollars ($100,000.00), although the Manager may, in its sole discretion, accept subscriptions for smaller amounts.

(c) Each initial Capital Contribution, as described in subsections (a) and (b) above, shall include such Member’s pro rata share of Organizational Expenses; provided, however, in lieu of requiring a Capital Contribution in respect thereof, that immediately prior to any distribution, the Manager may, in its sole and absolute discretion, deduct a Member’s pro rata share of Organizational Expenses from the amount otherwise distributable to a Member and treat such deduction as a Capital Contribution by such Member at such time.

(d) No Member shall be required to make any additional Capital Contribution (“Additional Contributions”) to the Company. The Manager may in its discretion, but shall in no event be obligated to, offer to one or more Members the opportunity to make Additional Contributions.

(e) A member’s Capital Contribution and its corresponding equity interests in the Company shall be qualified and expressed in terms of units (“Units”), set at the initial price of $20.00 per unit.

3.4.2 Additional Contributions; Additional Members. After the admission of the Company’s Initial Members, the Manager, in its sole discretion, may sell additional Units. The Manager shall determine the fair market value of Units on a quarterly basis. The Units sold to such additional Members or to existing Members in exchange for Additional Contributions shall be offered at the initial price per Unit, as stated in Section 3.4.1(e), unless the most recently determined fair market value per Unit is greater than the initial price per unit, in which case, Units will be offered at the most recently determined fair market value. No additional Member shall be admitted to the Company pursuant to this Section unless such prospective additional Member has executed a counterpart of this Agreement. Each additional Member shall contribute an aggregate of at least one-hundred thousand ($100,000), although the Manager may, in its sole discretion, accept subscriptions for smaller amounts. Each additional Member, as a condition to its admission as Member, shall execute and acknowledge such instruments, in form and substance satisfactory to the Manager, as the Manager reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of the additional Member to be bound by all the terms and provisions of this Agreement with respect to the Units acquired.

3.4.3 No Member shall be paid interest on any Capital Contribution to the Company or on such Member’s Capital Account.

3.4.4 No Member shall have any right to demand the return of its Capital Contributions, except upon dissolution of the Company pursuant to ARTICLE VIII.

3.4.5 No Member shall have the right to demand or receive property other than cash in return for its Capital Contributions.

3.5 Liability of Members. In no event shall any Member (or former Member) have any liability for the repayment or discharge of the debts and obligations of the Company or, subject to clause (a) of this Section 3.5, be obligated to make any contribution to the Company; provided, however, that:

(a) each Member shall repay to the Company such Member’s proportionate share of liabilities of the Company (including any taxes that may be payable if the Company shall be found to be an entity separately subject to any taxes and any indemnification obligation of the Company) incurred in respect of any period on or after the date hereof during which such Member is or was a Member of the Company; provided, however, that (i) no Member shall be required to make payment pursuant to this clause (a) unless, and then only to the extent that, a call for payment is made by the Manager; (ii) a Member’s aggregate liability to the Company under this clause (a) shall in no event exceed the aggregate amount distributed to such Member by the Company; (iii) prior to requiring any Member to make any payment to the Company pursuant to this clause (a), the Company shall first apply and exhaust the capital, if any, of the Member in the Company and/or any reserves established by the Company; (iv) this clause (a) shall not create any rights in, or inure to the benefit of, any Persons other than the Company, the Manager and the other Indemnified Parties; and (v) no Member shall be required to make any payment pursuant to this clause (a) in respect of any indemnification obligation of the Company more than two (2) years after the date of dissolution of the Company, unless the claim for indemnification has been asserted against the Company, and the Members have been notified of such claim (which notice shall include a brief description of the claim) prior to the end of such two (2) year period; and

(b) each Member shall have such other liabilities as are expressly provided for in this Agreement.

As used in clause (a) above, “proportionate share” means such Member’s Percentage Interest multiplied by the Net Losses of the Company during the period in respect of which a liability or obligation is incurred.

3.6 Status under the Uniform Commercial Code. All Units of the Company shall be securities governed by Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware. The Units are not evidenced by certificates, and will remain not evidenced by certificates. The Company is not authorized to issue certificated Units. The Company will keep a register of the Members’ Units, in which it will record all Transfers of Units made in accordance with ARTICLE VII of this Agreement.

3.7 ERISA Considerations.

3.7.1 The Manager shall use reasonable efforts either to (i) qualify and maintain the qualification of the Company as a VCOC or (ii) limit the participation Benefit Plan Investors such that their participation is not significant within the meaning of the Plan Asset Regulations.

3.7.2 Each Member that is a Benefit Plan Investor shall promptly provide to the Manager such information as the Manager may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” within the meaning of the Plan Assets Regulation, the applicability of certain exemptions from prohibited transactions under ERISA and the Code and any other matters relating to ERISA or compliance with ERISA arising in connection with the Benefit Plan Investor’s investment in the Company or the operation or investments of the Company.

ARTICLE IV
CAPITAL ACCOUNTS, ALLOCATIONS, AND DISTRIBUTIONS

4.1 Capital Accounts.

4.1.1 A separate capital account shall be maintained for each Member (each a “Capital Account”) in accordance with Code Section 704 and Treasury Regulations Section 1.704-1 and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The Company shall make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company’s balance sheet as computed for book purposes in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(q). The Manager may modify the manner in which Capital Accounts are computed as it deems necessary to comply with Code Section 704(b) and the Treasury Regulations thereunder; provided, that such modifications shall not have a material effect on the amounts distributable to any Member under this Agreement.

(a) To each Member’s Capital Account, there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Net Profits, and any items in the nature of income or gain that are specially allocated pursuant to this Agreement, and the amount of any liabilities of the Company that are assumed or taken subject to by such Member.

(b) To each Member’s Capital Account, there shall be debited the amount of cash and the Gross Asset Value of any Company assets distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Losses, and any items in the nature of expenses or losses that are specially allocated pursuant to this Agreement, and the amount of any liabilities of such Member assumed or taken subject to by the Company.

(c) If ownership of any Units of the Company is assigned in accordance with the terms of this Agreement, the assignee shall succeed to the Capital Account of the assignor to the extent it relates to the assigned Units.

(d) In determining the amount of any liability for purposes of Sections 4.1.1(a) and (b) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Treasury Regulations.

(e) To each Member’s Capital Account, there shall be debited or credited, as the case may be, such adjustments as are necessary to reflect a revaluation of Company assets to reflect the Gross Asset Value of all Company assets, as required by Treasury Regulations Section 1.704-1(b)(2)(iv)(f) and Section 4.1.2 hereof.

4.1.2 Gross Asset Value.

The “Gross Asset Value” of any asset of the Company shall be equal to the asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Company.

(b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account) in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) in connection with the following events: (i) the acquisition of any additional Units of the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property (including cash) as consideration for an interest in the Company; (iii) the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in the capacity of a Member or by a new Member acting in the capacity of a Member or in anticipation of being a Member; (iv) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); or (v) such other events with respect to which such an adjustment is required or permitted by Treasury Regulations Section 1.704-1(b)(2)(iv)(f) or Treasury Regulations Section 1.704-1(b)(2)(iv)(s); provided, however, that an adjustment pursuant to clauses (i), (ii) or (iii) above, and a permissive adjustment pursuant shall be made only if the Manager determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company.

(c) The Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value (taking Code Section 7701(g) into account for purposes of computing Net Profits and Net Losses) of such asset on the date of distribution.

(d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted bases of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 4.3 hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this Subsection to the extent they were adjusted pursuant to Sections 4.1.2(b) or (c) above in connection with a transaction that otherwise would result in an adjustment pursuant to this Subsection.

(e) If the Gross Asset Value of an asset has been determined or adjusted pursuant to this Section 4.1.2, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses.

4.2 Allocation of Net Profits and Net Losses. After giving effect to the special allocations set forth in Section 4.3 and subject to the other provisions of this ARTICLE IV, Net Profits or Net Losses for any Accounting Period shall be allocated among the Members in such a manner that, as of the end of such Accounting Period, with respect to each Member, the sum of (i) the Capital Account of such Member, (ii) such Member’s share of Company Minimum Gain and (iii) such Member’s Member Nonrecourse Debt Minimum Gain shall, as nearly as possible, be equal to the net amount, positive or negative, that would be distributed to such Member or for which such Member would be liable to the Company under this Agreement, determined as if the Company were to, on the last day of the Accounting Period, (i) sell all of the assets of the Company for an amount equal to their respective Gross Asset Values, (ii) satisfy all debts in accordance with their terms (limited, with respect to each nonrecourse liability, to the Gross Asset Value of the assets securing such liability), and (iii) distribute the remaining proceeds of such sale in liquidation pursuant to Section 4.4.1, all of the foregoing computed after all actual distributions or Capital Contributions have been made for such Accounting Period.

4.3 Allocation Rules.

4.3.1 Special Allocations.

(a) Minimum Gain Chargeback. Notwithstanding any other provision of ARTICLE IV, except to the extent that Treasury Regulations Section 1.704-2(f) (or any other applicable authority) provides an exception to the operation of the minimum gain chargeback requirement of the Treasury Regulations, if there is a net decrease in Minimum Gain during any Accounting Period, each Member shall be specially allocated items of income and gain for such Accounting Period in an amount equal to such Member’s share of the net decrease in the Company’s Minimum Gain (within the meaning of Treasury Regulations Section 1.704-2(g)(2)), determined in accordance with Treasury Regulations Section 1.704-2(g). In the event that the minimum gain chargeback requirement imposed by this Subsection and Treasury Regulations Section 1.704-2(f) exceeds the Company’s income and gains for the Accounting Period, the excess shall be treated as a minimum gain chargeback requirement, and shall be specially allocated under this Subsection, in the immediately succeeding Accounting Periods until fully charged back. Allocations pursuant to this Subsection shall be made in proportion to the respective amounts required to be allocated to each Member pursuant hereto. The items to be allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(g), l.704-2(f)(6) and 1.704-2(j). This Section 4.3.1(a) is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

(b) Member Nonrecourse Debt Minimum Gain Chargeback. Notwithstanding any other provision of ARTICLE IV, except to the extent that Treasury Regulations Section 1.704-2(i)(4) (or any other applicable authority) provides an exception to the operation of the partner nonrecourse debt minimum gain chargeback requirement of the Treasury Regulations, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Accounting Period, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), as of the beginning of that Accounting Period, shall be specially allocated items of income and gain for such Accounting Period (and, if necessary, succeeding Accounting Periods) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain. A Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain shall be determined in a manner consistent with the provisions of Treasury Regulations Sections 1.704-2(j)(2) and 1.704-2(i)(4). Allocations pursuant to this Subsection shall be made in proportion to the respective amounts required to be allocated to each Member pursuant to this Subsection and Treasury Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and (j)(2). This Section 4.3.1(b) is intended to comply with the partner nonrecourse debt minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

(c) Gross Income Allocation. If any Member has a deficit Capital Account at the end of any Accounting Period that is in excess of the sum of the amount such Member is obligated to restore and the amount such Member is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(l) and Section 1.704-2(i)(5), the Member shall be specially allocated items of income and gain (consisting of a pro rata portion of each item of income, including gross income and gain) in the amount of such excess as quickly as possible; provided, however, that an allocation pursuant to this Subsection shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this ARTICLE have been tentatively made as if this Subsection and the qualified income offset provision set forth in the following Subsection were not a part of this Agreement.

(d) Qualified Income Offset. If any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704- 1(b)(2)(ii)(d)(4), (5), and (6), items of income and gain (consisting of a pro rata portion of each item of income, including gross income and gain) shall be specially allocated to that Member in an amount and manner sufficient to eliminate any Adjusted Capital Account Deficit created by such adjustments, allocations, or distributions as quickly as possible; provided, however, that an allocation pursuant to this Subsection shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this ARTICLE (including, for avoidance of doubt, allocations pursuant to Section 4.3.1(c) above) have been tentatively made as if this Subsection were not a part of this Agreement. This Section 4.3.1(d) is intended to qualify with the “qualified income offset” requirement of the Treasury Regulations and will be interpreted consistently with such Treasury Regulations.

(e) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or (4), to be taken into account in determining Capital Accounts as a result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts of the Members shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(f) Nonrecourse Deductions. Nonrecourse Deductions for any Accounting Period shall be specially allocated to the Members, in the same manner that Net Profits and Net Losses are allocated under Section 4.2 for the applicable Accounting Period.

(g) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Accounting Period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704- 2(i).

(h) Corrective Allocations. The allocations set forth in the preceding Subsections of this Section 4.3.1 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss, or deduction pursuant to this Section 4.3.1(h). Therefore, notwithstanding any other provision of ARTICLE IV (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of income, gain, loss, or deduction in whatever manner it determines to be appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all items were allocated pursuant to Section 4.2. In making any allocation under this Subsection, the Manager shall take into account future Regulatory Allocations under Sections 4.3.1(a) and (b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 4.3.1(f) and (g).

4.3.2 Code Section 704(c). The Manager shall make such allocations for tax purposes, and any modifications to this Agreement, as may be required to comply with Code Section 704(c) and the Treasury Regulations thereunder (and the principles thereof).

4.3.3 Other Allocation Rules.

(a) If any interests in the Company are newly issued, reserved, transferred, forfeited, or redeemed during a Fiscal Year, the Manager shall adjust allocations of income, gain, loss, deduction, and credit to take account of the varying interests of the Members in any manner consistent with Code Section 706 and the Treasury Regulations thereunder.

(b) In the event that the Manager determines that modifications to the allocations pursuant to this Agreement are necessary or appropriate to comply with Section 704 of the Code and the Treasury Regulations thereunder, or to reflect the economic arrangement of the Partners as set forth in this Agreement, then, notwithstanding any provision in this Agreement to the contrary, the Manager may make such modification in such manner as the General Partner reasonably determines to be necessary or appropriate.

(c) Except as otherwise provided in this Agreement, items of taxable income, gain, loss, deduction, and credit shall be allocated among the Members for income tax purposes in the same manner as the corresponding items are allocated for “book purposes” under ARTICLE IV. Taxable income or loss for any Accounting Period that is not allocated pursuant to the preceding sentence and that is not otherwise allocated pursuant to ARTICLE IV shall be allocated among the Members for tax purposes in the same proportion that Net Profit or Net Loss has been allocated for that Accounting Period under Section 4.2. Notwithstanding the other provisions of ARTICLE IV, the Manager is authorized to make any adjustment in the allocation of Net Profits or Net Losses provided for in such Articles if the Manager considers in good faith that the adjustment is necessary and equitable to address issues not specifically dealt with in such Articles, to correct errors in allocations caused by errors in unaudited financial information, or to correct inequities that may arise under this Agreement.

4.4 Distributions.

4.4.1 The Manager shall determine from time to time (but not less often than annually) the amount of Proceeds that are available for distribution; provided, that at the discretion of the Manager, the Company may retain in reserve amounts considered prudent by the Manager to meet future expenses and liabilities of the Company or the Portfolio Companies. Other than and subsequent to tax distributions that may be made in the discretion of the Manager from time to time, distributions from the Company of Proceeds or distributions made pursuant to a Deemed Liquidation Event will initially be allocated to the Members pro rata in proportion to their respective Percentage Interests. The share initially allocated to each Member will be further allocated and distributed to such Member and the Manager as set forth below:

(a) first, one hundred percent (100%) to such Member in proportion to such Member’s Capital Contribution until such Member has received, from all distributions made pursuant to this subsection (a), on a cumulative basis, an amount of distributions equal to its Capital Contributions to the Company; and

(b) thereafter, eighty percent (80%) to such Member in proportion to the Units and twenty percent (20%) to the Manager.

4.4.2 Notwithstanding the provisions of this Section 4.4 to the contrary, the Manager retains full discretion to make any distribution in cash, securities or other property of the Company.

4.5 Tax Advances. Prior to making distributions under Section 4.4.1, and subject to the maintenance of reasonable cash reserves, the Company shall use reasonable efforts to distribute to the Manager, prior to the due date for making quarterly federal and state estimated income tax payments, amounts that, in the aggregate, approximate the income taxes payable by the Manager (or any Person whose tax liability is determined by reference to the income of the Manager) with respect to taxable income or gain allocated by the Company to the Manager, determined by using the maximum combined marginal federal, state and local income tax rates then applicable to an individual resident of Ohio, taking into account the type of income allocated and any previously allocated taxable losses that may offset later taxable income. Any distribution made under this Section 4.5 shall be treated as an advance against distributions otherwise to be made to the Manager under Sections 4.4.1 or 8.2.3 and shall reduce, dollar-for-dollar, amounts to be distributed to the Manager under such Sections.

4.6 Withholding.

4.6.1 The Company shall withhold from payments and distributions to a Member and remit to the appropriate government authority any taxes, imputed underpayments, interest, penalties, additions to tax or similar amounts required to be withheld or paid under the Code, Treasury Regulations, or state, local, or foreign tax law with respect to such Member. In addition, the Company may withhold from distributions amounts deemed necessary, in the reasonable discretion of the Manager, to be held in reserve for payment of any such taxes, imputed underpayments, interest, penalties, additions to tax or similar amounts that the Manager reasonably expects to be required to be withheld or paid with respect to such Member. Each Member shall furnish the Manager and the Company with such information, forms and certifications as it may require and as are necessary to comply with the Treasury Regulations governing the obligations of withholding tax agents, as well as such information, forms and certifications as are necessary for compliance with Code Sections 1471-1474 and any withholding taxes imposed by countries other than the United States, and represents and warrants that the information and forms furnished by it shall be true, accurate and complete in all respects and shall be updated as necessary.

4.6.2 Each Member hereby agrees to indemnify and hold harmless the Company from and against any liability with respect to income attributable to or distributions or other payments to such Member. To the extent that the Code, Treasury Regulations, or state, local, or foreign tax law requires the Company to remit to a governmental authority an amount with respect to a Member that exceeds the amount then otherwise distributable to such Member, (i) the excess shall constitute a loan from the Company to such Member which shall be payable upon demand and shall bear interest, from the date that the Company makes the payment to the relevant governmental authority, at the lesser of (a) the then-current Prime Rate plus four percent (4%) or (b) the maximum legal interest rate under applicable law, compounded annually, (ii) the Company shall be entitled to collect such sum from amounts otherwise distributable to such Member under Section 4.4 or Section 8.2 of this Agreement, and (iii) the Company may exercise any and all rights and remedies to collect such sum from such Member that a creditor would have to collect a debt from a debtor under applicable law. Any payment made by a Member to the Company pursuant to this Section 4.6.2 shall not constitute a Capital Contribution.

ARTICLE V
RIGHTS AND DUTIES OF THE MANAGER

5.1 Management.

5.1.1 Except as otherwise provided in this Agreement, the Manager is hereby vested with the full, exclusive and complete right, power and discretion to operate, manage and control the affairs and business of the Company and to make all decisions affecting the Company’s affairs and business, as deemed proper, convenient or advisable by the Manager to carry on the business of the Company as described herein, and the Manager shall have all of the rights and powers of a “manager” under the Act and otherwise as provided by law. Without limiting the generality of the foregoing, all of the Members hereby specifically agree and Consent that the Manager may, on behalf of the Company, at any time, and without further notice to or Consent from any Member, do the following:

(a) make the Investments consistent with the purposes of the Company;

(b) sell all or any part of the Investments whether for cash, securities, property or on such terms as the Manager shall determine to be appropriate;

(c) perform, or arrange for the performance of the management and administrative services necessary for the operations of the Company and the management of the investments of the Company’s funds prior to their investments in the Investments;

(d) manage the Investments, including, but not limited to, administering the Investments actually made by the Company and the ultimate realization of the Investments;

(e) incur all expenditures permitted by this Agreement, and, to the extent that funds of the Company are available, pay all expenses, debts and obligations of the Company;

(f) employ and dismiss from employment any and all employees, consultants, custodians of the assets of the Company or other agents;

(g) enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments as the Manager shall determine to be appropriate in furtherance of the purposes of the Company;

(h) pending investments in the Investments or cash distributions to the Members, make temporary investments of Company capital in (i) cash and cash equivalents, as defined in Rule 2a51-1(b)(7)(i) of the Investment Company Act and (ii) U.S. Treasuries with a remaining maturity of sixty (60) days or less in accordance with Rule 203(1)l(a)(ii) of the Investment Advisers Act;

(i) admit additional Members or permit any existing Member to increase its Capital Contributions, on the terms and conditions set forth in this Agreement;

(j) admit an assignee of all or any fraction of a Member’s Units to be a Substituted Member in the Company pursuant to and subject to the terms of Section 7.3;

(k) make any election under federal and state tax laws;

(l) designate a Member, or other qualified Person, to act as the Partnership Representative, if applicable;

(m) retain an outside administrator to provide administrative services to the Company;

(n) retain outside tax consultants, legal counsel, and independent auditors for the Company;

(o) open, maintain and close accounts with brokers, dealers and others, and issue all instructions regarding the Investments and/or money therein; and

(p) cause the Company or any Portfolio Company to incur indebtedness, whether secured or unsecured, including without limitation, financing in connection with the acquisition of any Portfolio Company, in such amounts, interest rates and maturities as determined by the Manager in its sole discretion.

5.1.2 Third parties dealing with the Company may rely conclusively upon any certificate of the Manager to the effect that it is acting on behalf of the Company. The signature of the Manager shall be sufficient to bind the Company in every manner to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of the Investments or other properties in furtherance of the purposes of the Company.

5.2 Duties and Obligations of the Manager.

5.2.1 The Manager will use reasonable efforts, and act in good faith to manage the Investments. The Manager shall have the discretion to determine the amount, terms and provisions of the Investments to be made by the Company.

5.2.2 The Manager shall take all action that may be necessary or appropriate for the continuation of the Company’s valid existence and authority to do business as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such authority to do business is, in the judgment of the Manager, necessary or advisable.

5.2.3 The Manager shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Company.

5.2.4 The Manager shall cause the Company to pay any taxes payable by the Company (it being understood that the expenses of preparation and filing of such tax returns, and the amounts of such taxes, are expenses of the Company); provided, however, that the Manager shall not be required to cause the Company to pay any tax so long as the Manager or the Company is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Company.

5.3 Other Businesses.

5.3.1 The Manager shall devote so much time and attention to the business of the Company as it deems appropriate in the Manager’s sole discretion. Nothing contained in this Agreement shall prevent the Manager from engaging in any other activities or businesses, regardless of whether those activities or businesses are similar to or competitive with the Company. The Manager shall not be obligated to account to the Company or to the Members for any profits or income earned or derived from other such activities or businesses. The Managers shall not be obligated to inform the Company or the Members of any business opportunity of any type or description.

5.3.2 The Members expressly agree that the Manager may allocate any opportunity to dispose of the Investments among Persons as the Manager shall in its discretion determine. The Manager shall have no duty (fiduciary or otherwise) to afford to the Company or any Member any priority in connection with any disposition of the Investments prior to selling the Investments held by other Persons.

5.4 Expenses, Reimbursement, and Indemnification.

5.4.1 All reasonable organization costs, fees and expenses incurred by or on behalf of the Company in connection with the formation and organization of the Company, including costs associated with the conversion of the Company from the Predecessor Fund, (“Organizational Expenses”) shall be borne the Company. Such Organizational Expenses shall include, without limitation, legal, tax and accounting fees and expenses, filing, marketing (including marketing payments and syndication payments to third parties), printing and travel expenses.

5.4.2 The Company will be responsible, and shall reimburse Manager, for Manager’s actual and normal day-to-day expenses that are incurred in connection with its obligations hereunder, such as compensation of its professional staff and the cost of office space, office equipment, communications, utilities and other such normal overhead expenses (“Overhead”).

5.4.3 All expenses of the Company not designated as Overhead or Organizational Expenses shall be designated “Operational Expenses.” Operational Expenses shall include all expenses of operating the Company, including, without limitation, routine administrative expenses of the Company, preparation of reports and notices, any taxes, fees and expenses for attorneys, accountants, auditors, investment bankers, insurance premiums, out-of-pocket expenses, expenses and compensation (as applicable) of the Advisory Board, all expenses relating to execution and disposition of the Investments, all indemnification obligations of the Company, the costs and expenses of any litigation involving the Company and the amount of any judgments or settlements paid in connection therewith. Operational Expenses shall be borne by the Company. In addition, the Company will be responsible for expenses incurred in connection with the research and analysis of potential portfolio investments and divestments and the management of the Company’s Investments portfolio.

5.4.4 To the extent permitted by law, in the absence of fraud, willful misconduct or gross negligence of such Indemnified Party, no Indemnified Party shall be liable to any Party hereto (i) for any mistake in judgment, (ii) for any action taken or omitted to be taken, including any action taken or omitted to be taken by the Indemnified Party, or (iii) for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Indemnified Party with reasonable care. The Manager may consult with legal counsel and accountants in respect of Company affairs and shall be fully protected and justified in any action or inaction which is taken or omitted in good faith, in reliance upon and in accordance with the opinion or advice of such counselor and accountants.

5.4.5 The Company shall, to the fullest extent permitted by law, in the absence of fraud, willful misconduct or gross negligence, indemnify, defend and hold harmless each of the Indemnified Parties, and the Company may, in the sole discretion of the Manager, to the fullest extent permitted by law, indemnify, defend and hold harmless (i) employees and agents of the Company, (ii) officers, directors, and board observers of Portfolio Companies, and (iii) any Person who serves at the request of the Company or the Manager on behalf of the Company as an advisor, officer, director, board observer, employee or agent of any companies in which the Company has made Investments (and each of their respective heirs and legal and personal representatives), in each case who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Company or any of the Members), by reason of any actions or omissions or alleged actions or omissions arising out of such Person’s activities either on behalf of the Company or in furtherance of the interests of the Company or arising out of or in connection with such Person’s activities as a Manager or as the Liquidating Trustee, if such activities were performed in good faith either on behalf of the Company or in furtherance of the interests of the Company and in a manner reasonably believed by such Person to be within the scope of the authority conferred by this Agreement or by law, against losses, damages and expenses (which shall in each case be advanced as and when incurred) for which such Person has not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding.

5.4.6 Any Person entitled to indemnification from the Company hereunder, shall obtain the written Consent of the Manager prior to entering into any compromise or settlement that would result in an obligation of the Company to indemnify such Person and any such Person shall first seek recovery under any insurance policies by which such Person is covered.

5.4.7 The Company shall have the power to purchase and maintain insurance on behalf of any present or future Indemnified Party (each an “Insured Party”) against any liability asserted against such Insured Party by reason of actions or omissions or alleged actions or omissions taken or omitted to be taken by the Insured Party in connection with the Company and its business and affairs (including insurance against liability for any breach or alleged breach of its fiduciary responsibilities), whether or not the Company would have the power to indemnify such Insured Party against such liability under this ARTICLE V.

5.4.8 Notwithstanding anything to the contrary contained herein, any indemnity to an Indemnified Party provided herein shall be subordinate to any indemnity provided by Portfolio Companies. Additionally, the Company shall have the right of subrogation with respect to the rights of an Indemnified Party against any company in which the Company has made Investments.

5.4.9 Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Members’ rights under those laws.

5.5 Manager Actions. All Investments of the Company, and all acquisitions and dispositions of Investments, and voting of securities of Portfolio Companies shall require the approval of the Manager in its sole discretion. The Advisory Board may recommend Investments to the Manager for final determination by the Manager. The Manager may, in its sole discretion, delegate to the Advisory Board the power to make decisions with respect to Investments and carry out any or all of those investment responsibilities delegated to Manager under this Agreement. Notwithstanding anything to the contrary contained herein or any power or authority granted the Manager under the Act, the Certificate of Formation or this Agreement, without first obtaining the Consent of the Advisory Board, the Manager and the Company shall not, and the Manager shall cause the Company not to, directly or indirectly, enter into or modify any affiliate transaction, agreement, or arrangement, including any Investment transaction, other than (A) entering into any transaction, agreement, or arrangement expressly contemplated hereunder, or (B) any transaction, agreement, or arrangement that is on arm’s length terms and conditions.

5.6 Partnership Audit Rules.

5.6.1 The Company’s Partnership Representative for purposes of the Partnership Audit Rules will be the Manager or a Member or other third party as the Manager may designate in writing and shall have the power to exercise any and all rights that it is or may be entitled to exercise in that capacity. If another Member or other third party serves as the Partnership Representative, such Member or other third party shall be subject to the direction of the Manager. The Manager is authorized to change the Company’s Partnership Representative by designating a new Partnership Representative in writing.

5.6.2 Promptly following the written request of the Partnership Representative, the Company shall, to the fullest extent permitted by law, reimburse and indemnify the Partnership Representative for all reasonable, documented, out-of-pocket expenses, including reasonable legal and accounting fees, claims, liabilities, losses, and damages incurred by the Partnership Representative (in its capacity as such) in connection with any administrative or judicial proceedings (i) with respect to the tax liability of the Company and/or (ii) with respect to the tax liability of the Members in connection with the operations of the Company.

5.6.3 The Members shall cooperate as reasonably requested by the Tax Representative in connection with any election or decision made by the Tax Representative acting in that capacity (including by filing amended tax returns and providing information requested).

5.6.4 The provisions of this Section 5.6 shall survive the termination of the Company or the cancellation of any Units and shall remain binding on the Members for as long a period of time as is necessary to resolve with the Internal Revenue Service any and all matters regarding the U.S. federal income taxation of the Company or the Members (relating to the operations of the Company).

5.7 Officers. The Manager may appoint individuals as officers of the Company (the “Officers”) as it deems necessary or desirable to carry on the business of the Company and the Manager may delegate to such Officers such power and authority as the Manager deems advisable. No Officer need be a Member of the Company. Any individual may hold two or more offices of the Company. Each Officer shall hold office until a successor is designated by the Manager or until the Officer's earlier death, resignation or removal. Any Officer may resign at any time on written notice to the Manager. Any Officer may be removed by the Manager with or without cause at any time. A vacancy in any office occurring because of death, resignation, removal or otherwise, may, but need not, be filled by the Manager.

ARTICLE VI
LIABILITY OF A FORMER MANAGER

6.1 Liability of Person Ceasing to be Manager. Subject to Section 5.4.5, any Person that shall cease to be a Manager shall remain liable for obligations and liabilities incurred on account of its activities as Manager prior to the time it ceased to be a Manager, but it shall be free of any obligation or liability incurred on account of the activities of the Company from and after the time it ceased to be a Manager. The Company shall, to the fullest extent permitted by law, indemnify and hold harmless a Person that has ceased to be a Manager and that was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Company or any of the Members), by reason of any actions or omissions or alleged actions or omissions arising out of the activities of the Company from and after the time such Person shall have ceased to be a Manager, against losses, damages or expenses for which such Person has not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such actions, suits or proceedings; provided, that any Person entitled to indemnification from the Company hereunder shall obtain the written Consent of the Manager prior to entering into any compromise or settlement that would result in an obligation of the Company to indemnify such Person.

ARTICLE VII
TRANSFERABILITY OF unitS; WITHDRAWALS

7.1 Restrictions on Transfers of Units.

7.1.1 No sale, exchange, transfer, assignment, pledge, hypothecation, encumbrance or other disposition (herein collectively called a “Transfer”) of all or any fraction of Member’s Units may be made except (x) with the prior written Consent of the Manager, which Consent may be given or withheld in the sole discretion of the Manager, and (y) in accordance with and as specifically permitted by the provisions of this Agreement.

7.1.2 If any Member (such Member being hereinafter referred to as the “Selling Member”) shall desire to Transfer all or any of the Units now owned or hereafter acquired by it, it must first receive a bona fide written offer from a request to make such Transfer third-party prospective purchaser to purchase such Units, and then deliver to the Company a written notice (“Notice”) containing the following information: (i) the name and address of the prospective purchaser of such Units; (ii) the number of Units that the Selling Member desires to sell; (iii) the price being offered to the Selling Member and, in reasonable detail, the terms of payment and any other terms and conditions of such offer, including but not limited to the estimated fair market value of any non-cash consideration; and (iv) the proposed closing date for the transaction.

(a) For a period of thirty (30) days after the giving of the Notice by the Selling Member, the Manager shall have the option to purchase all or any portion of the Units that are proposed to be sold at the price and upon the terms and conditions set forth in the Notice. Such option shall be exercisable by written notice to the Selling Member within such thirty (30) day period.

(b) If any consideration to be received by a Selling Member from a prospective purchaser of its Units consists of property other than cash, then the Manager may deliver to the Selling Member, in payment of the non-cash portion of the purchase price for the Units proposed to be sold, an amount of cash equal to the fair market value of the non-cash consideration that has been offered to the Selling Member, as determined by the Manager in good faith.

(c) If the Manager shall exercise its option to purchase, the closing of the purchase and sale transaction shall be held at the principal office of the Company on a date designated by the Manager, which date in no event shall be later than ninety (90) days after the Selling Member gives the Notice.

(d) If the Manager (i) does not elect to purchase all the Units that a Selling Member desires to sell, and (ii) provides its written consent to the Transfer of the Units to the prospective third-party purchaser, the Selling Member shall have the right to sell all the Units covered by the bona fide offer to the prospective third-party purchaser named in the Notice; provided, however, that the sale is made in strict accordance with the terms of sale set forth in the Notice and this Section 7.1.2. In the event that the Selling Member does not sell or otherwise dispose of such Units, the right of first refusal provided for in this Section 7.1.2 shall continue to be applicable to any subsequent disposition of such Units.

7.1.3 Notwithstanding any other provisions of this Section 7.1, no Transfer of all or any portion of a Member’s Units may be made unless the Manager shall have received a written opinion of counsel reasonably satisfactory in form and substance to the Manager (which opinion may be waived, in whole or in part, at the discretion of the Manager) with respect to the following matters:

(a) such Transfer would not violate the 1933 Act, or any state securities or “Blue Sky” laws applicable to the Company or the Units to be Transferred;

(b) such Transfer would not cause the Company to lose its status as a “partnership” for federal income tax purposes, constitute a transaction effected through an “established securities market” within the meaning of Treasury Regulation Section 1.7704-1(b) or otherwise cause the Company to be a “publicly traded partnership” within the meaning of Section 7704 of the Code;

(c) such Transfer would not cause the Company to be subject to any withholding obligations under Section 1446(f);

(d) such Transfer would not cause the Company to become subject to the Investment Company Act or require that the Company to register as an investment company under the Investment Company Act;

(e) such Transfer would not require the Manager, or any member of the Manager, or the Company to register as investment advisers under the Investment Advisers Act; or

(f) such Transfer would not cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or the Code or to constitute assets of any Benefit Plan Investor for the purposes of ERISA or to be subject to the provisions of ERISA to substantially the same extent as if owned directly by any Benefit Plan Investor.

7.1.4 Each Member agrees that it shall pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with a Transfer of any Units by that Member. At the election of the Manager, such expenses may be paid by the Company and deducted from the Capital Account of the Member or the transferee.

7.2 Assignees.

7.2.1 The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Units of a Member unless the provisions of Section 7.1 shall have been complied with and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Manager, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and (unless the Manager shall otherwise Consent) such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, including the provisions of Section 11.1, and its agreement to be bound thereby, (ii) represents that such Transfer was made in accordance with all applicable laws and regulations, and (iii) contains a power of attorney granted by the purchaser, assignee or transferee to the Manager to execute this Agreement and all amendments hereto on its behalf.

7.2.2 Unless and until an assignee of any Units becomes a Substituted Member, such assignee shall not be entitled to give Consent with respect to such Units.

7.2.3 Any Member that Transfers all of its Units shall cease to be a Member, and shall cease to have the rights of a Member hereunder.

7.2.4 Anything herein to the contrary notwithstanding, both the Company and the Manager shall be entitled to treat the assignor of any Units as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to it, until such time as a written assignment that conforms to the requirements of this ARTICLE VII has been received by the Company and accepted by the Manager.

7.2.5 A Person who is the assignee of all or any portion of the Units of a Member as permitted hereby but does not become a Substituted Member and who desires to make a further Transfer of such Units, shall be subject to all of the provisions of this ARTICLE VII to the same extent and in the same manner as any Member desiring to make a Transfer of its Units.

7.3 Substituted Members.

7.3.1 No Member shall have the right to substitute a purchaser, assignee, transferee, heir, legatee, distributee or other recipient of all or any fraction of such Member’s Units as a Member in its place. Any such purchaser, assignee, transferee, heir, legatee, distributee or other recipient of any Units (whether pursuant to a voluntary or involuntary Transfer) shall be admitted to the Company as a substituted Member (“Substituted Member”) only (i) with the Consent of the Manager, which Consent may be given or withheld in the sole discretion of the Manager, (ii) by satisfying the requirements of Sections 7.1 and 7.2 (unless the Manager shall otherwise Consent) and (iii) upon an amendment to this Agreement and the Company’s Certificate of Formation, if required, filed in the proper records of each jurisdiction in which such filing is necessary to qualify the Company to conduct business or to preserve the limited liability of the Members.

7.3.2 Each Substituted Member, as a condition to its admission as Member, shall execute and acknowledge such instruments in form and substance satisfactory to the Manager, as the Manager reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of the Substituted Member to be bound by all the terms and provisions of this Agreement with respect to the Units acquired. All reasonable expenses, including attorneys’ fees not paid by the assignor pursuant to Section 7.1.3 that are incurred by the Company in this connection shall be borne by such Substituted Member. At the election of the Manager, such expenses may be paid by the Company and deducted from the Capital Account of the Substituted Member.

7.3.3 Subsequent to receipt of the consent of the Manager (which consent may be withheld by the Manager, in its sole discretion), an authorized transferee is entitled to the allocations and distributions attributable to the Units transferred to such transferee and to transfer such Units in accordance with the terms of this Agreement; provided, however, that such transferee is not entitled to the other rights of a Member as a result of such transfer until it becomes a Substituted Member. No transferee, except with the consent of the Manager (which consent may be withheld, in its sole discretion), may become a Substituted Member. If the Manager withholds consent, a transferee will not have any of the rights of a Member, except that the transferee will be entitled to receive that share of capital or profits and to have the right of withdrawal to which its transferor would have been entitled, and remains subject to the other terms of this Agreement. A transferring Member remains liable to the Company as provided under applicable law regardless of whether its transferee becomes a Substituted Member. Notwithstanding the above, the Company and the Manager will incur no liability for allocations and distributions made in good faith to the transferring Member until a written instrument of transfer has been received by the Company and recorded on its books, and the effective date of the transfer has passed.

7.4 Withdrawals.

7.4.1 No Member shall have the right or authority to withdraw all or any portion of his or its Capital Account without the express prior written Consent of the Manager, which Consent may be withheld or delayed by the Manager in its sole discretion, provided, however, that a Converted Member who is not an Accredited Investor, may withdraw all (and only all) of the Member’s Capital Account at any time within twelve months of the execution of this Agreement, with the prior written Consent of the Manager, which Consent shall not be unreasonably delayed or withheld.

7.4.2 The Manager may require any Member to withdraw all or a portion of its Units in any circumstance in which the Manager, in its sole discretion, with or without cause, deem(s) such withdrawal to be in the best interest of the Company, including, without limitation, if the Manager determines, in its sole discretion, that (i) the participation of such Member in the Company is reasonably likely to cause the Company, any Member or any Affiliate of any Member to violate any law or regulation or become subject to any law, regulation or jurisdiction not currently applicable to the Company, any Member or any Affiliate of any Member, (ii) any litigation has been commenced or threatened against the Company, any Member or any Affiliate of any Member arising out of, or relating to, the participation of such Member in the Company, or (iii) the participation of such Member is reasonably likely to cause the assets of the Company to be “plan assets” for purposes of ERISA or might otherwise constitute a breach of fiduciary duties under ERISA. Such withdrawal shall be effective five (5) days after notice in writing thereof is given to such Member, unless such notice is rescinded by the Manager within such five (5) day period.

7.4.3 A withdrawing Member shall be entitled to receive from the Company an amount equal to the Withdrawal Value (based on calculation in Section 7.4.4 below) of such Units as of the Withdrawal Date (for purposes hereof, the term “Withdrawal Date” means a date following the effective date of withdrawal as reasonably determined by the Manager, but in no event later than December 31 of the Fiscal Year during which the effective date of the withdrawal occurs). The amount of the Withdrawal Value is hereinafter referred to as the “Withdrawal Payment.” The withdrawing Member shall not have any right to receive any profits attributable to the use of such Member’s Units, any securities acquired in the Investments or any other property of the Company after the Withdrawal Date. The Withdrawal Payment shall be payable in cash or in kind or in a combination thereof, at the option of the Manager at the time of payment, and, to the extent paid in kind, the assets so distributed shall be valued at their gross fair market value as of the Withdrawal Date. The Withdrawal Payment shall be paid not later than three (3) months after the Withdrawal Date, except in extraordinary circumstances.

7.4.4 The Withdrawal Value of a Member’s Units shall be calculated based upon the balance of the withdrawing Member’s Capital Account as of the Withdrawal Date adjusted as if (i) all the assets had been sold for their gross fair market values, (ii) all Company liabilities had been paid, and (iii) all allocations required by ARTICLE IV in respect of the Units had been made, all on the Withdrawal Date.

7.5 Assignment by the Manager. Nothing in this ARTICLE VII shall be construed to limit the right of the Manager in its sole discretion and in connection with any financing transaction or otherwise to assign to any third party, including without limitation related parties, and Affiliates, any portion of its rights to receive distributions or other economic benefits under this Agreement.

ARTICLE VIII
DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

8.1 Dissolution. The Company shall be dissolved and its affairs wound up upon the happening of any of the following events:

(a) the disposition of all Investments or a sale of all or substantially all of the assets of the Company, taken as a whole;

(b) the Incapacity, withdrawal or removal of the Manager, or the occurrence of any other event, that results in the Manager ceasing to be a manager of the Company under the Act (a “Manager Withdrawal Event”), unless within ninety (90) days after the occurrence of a Manager Withdrawal Event, Members who hold, in aggregate, a majority of the Units provide their Consent to the continuation of the business of the Company and to the appointment of one or more additional managers effective as of the date of the occurrence of the Manager Withdrawal Event; or

(c) the entry of a decree of judicial dissolution under Act.

Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in Section 8.2 and the Certificate of Formation of the Company has been cancelled (or the equivalent thereof).

8.2 Liquidation.

8.2.1 Upon dissolution of the Company, the Liquidating Trustee shall wind up the affairs of the Company and proceed within a reasonable period of time to sell or otherwise liquidate the assets of the Company and, after paying or making provision by the setting up of reasonable reserves for all liabilities to creditors of the Company, to distribute the assets among the Members in accordance with the provisions for the making of distributions set forth in this Agreement. The Members acknowledge and agree (i) that under certain circumstances the Company will realize the highest value for Investments through a sale or other disposition to a Member, the Manager, or a group in which a Member or the Manager and their respective affiliates participate, and (ii) that in such a sale or other disposition, the Manager may elect to forego its pro rata portion of the sale or disposition proceeds in return for a continuing interest in the Investments or in the purchasing group. Each Member hereby Consents to the participation by the other Members or the Manager, in such sales and other dispositions, and to any resulting non-ratable distribution of cash, securities, property or other assets.

8.2.2 Notwithstanding Section 8.2.1, in the event that the Liquidating Trustee shall, in its absolute discretion, determine a sale or other disposition of part or all of the Company’s Investments would cause undue loss to the Members or otherwise be impractical or undesirable, the Liquidating Trustee may either defer liquidation of, and withhold from distribution for a reasonable time, any such investments, or distribute part or all of such investments, pro rata (or as otherwise contemplated by Section 8.2.1), to the Members in kind.

8.2.3 The assets of the Company or the proceeds from liquidation thereof shall be paid or distributed in the following manner:

(a) first, to pay all expenses of liquidation (including legal and accounting expenses incurred in connection therewith up to and including the date that distribution of the Company’s assets to the Members has been completed);

(b) second, to pay the liabilities and debts of the Company, other than liabilities for distributions to Members (whether by payment or the making of reasonable provision for payment thereof);

(c) third, to establish any reserve which the Manager or the Liquidating Trustee, as applicable, may deem necessary in its sole discretion; and

(d) finally, to the Members and Manager in the order of priority set forth in Section 4.4.1.

8.2.4 In any such liquidation, the Company may distribute (after payment, or the making of reasonable provision for payment, of the Company’s obligations) the assets of the Company in cash, ratably in kind, or any combination thereof as the Liquidating Trustee shall determine; provided, however, that no distribution of securities, property or other assets shall be made to any Member to the extent such Member would be prohibited by applicable law from holding such securities, property or other assets (it being understood and agreed that under such circumstances and under the circumstances contemplated by the last two sentences of Section 8.2.1, a non-ratable distribution may be made). To the extent deemed desirable by the Liquidating Trustee, distributions may be made into a liquidating trust or other appropriate Entity, and reserves may be established for contingencies.

8.2.5 When the Liquidating Trustee has complied with the foregoing liquidation plan, the Liquidating Trustee, on behalf of all Members, shall execute, acknowledge and cause to be filed an instrument evidencing the cancellation of the Certificate of Formation (or the equivalent thereof).

8.2.6 Upon liquidation of the Company pursuant to this ARTICLE VIII, the Manager shall be required to pay back to the Company an amount equal to the amount by which (a) (i) the cumulative distributions received by the Manager pursuant to Section 4.4.1, minus (ii) the federal, state, and local income taxes payable by the members of the Manager with respect to the cumulative items of income, gain, loss, deduction, and credit allocated by the Company to the Manager, assuming the maximum combined federal, state and local income tax rate applicable to an individual resident of Ohio, as adjusted to take into account any reduced rates for capital gains and tax benefits attributable to payments by the Manager pursuant to this Section 8.2.6, exceeds (b) the amount the Manager would have received pursuant to Section 4.4.1 if all cumulative distributions under this Agreement had been made, upon liquidation of the Company, in the order and priority set forth in Section 4.4.1. The foregoing is intended solely for the benefit of the Members who are not the Manager, and in no way shall be construed for the benefit of any other person or entity, including without limitation creditors of any of the Company, the Manager or any other persons or entities.

ARTICLE IX
AMENDMENTS

9.1 Adoption of Amendments; Limitations Thereon.

9.1.1 This Agreement is subject to amendment only with the written Consent of the Manager and the Members who hold a majority of the Units; provided, however, that no amendment to this Agreement may:

(a) require Additional Contributions of any Member; modify the limited liability of a Member; modify the indemnification and exculpation rights of the Indemnified Parties; or increase in any material respect the liabilities or responsibilities of, or diminish in any material respect the rights or protections of, any Member under this Agreement, in each case, without the Consent of each such affected Member;

(b) alter the Units of any Member in income, gains and losses or amend any portion of ARTICLE IV without the Consent of each Member adversely affected by such amendment; provided, however, that the admission of additional Members in accordance with the terms of this Agreement shall not constitute such an alteration or amendment;

(c) amend any provisions hereof that require the Consent, action or approval of a specified percentage of Units without the Consent of such specified percentage of Units; or

(d) amend this Section 9.1.1.

9.1.2 Notwithstanding the limitations of Section 9.1.1, this Agreement may be amended from time to time by the Manager without the Consent of any of the Members (i) to add to the representations, duties or obligations of the Manager or surrender any right or power granted to the Manager herein; (ii) to cure any ambiguity or correct or supplement any provisions hereof which may be inconsistent with any other provision hereof, or correct any printing, stenographic or clerical errors or omissions; (iii) to admit one or more additional Members or one or more Substituted Members, or withdraw one or more Members, in accordance with the terms of this Agreement; (iv) to comply with the allocation provisions of Section 4.3; (v) to reflect any change in the amount of the Capital Contributions of any Member in accordance with the terms of this Agreement; (vi) to comply with ERISA; and (vii) to effect any amendment, modification or change that is not adverse to the Members and does not result in non-uniform treatment of the Members (as reasonably determined by the Manager in good faith); provided, however, that no amendment shall be adopted pursuant to this Section 9.1.2 unless such amendment would not alter, or result in the alteration of, the limited liability of the Members or the status of the Company as a “partnership” for federal income tax purposes.

9.1.3 Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the Manager and, if required, shall be recorded in the proper records of each jurisdiction in which recordation is necessary for the Company to conduct business. Any such adopted amendment may be executed by the Manager on behalf of the Members pursuant to the power of attorney granted in Section 11.1.1.

9.1.4 In the event this Agreement shall be amended pursuant to this ARTICLE IX, the Manager shall amend the Certificate of Formation of the Company to reflect such change if such amendment is required or if the Manager deems such amendment to be desirable and shall make any other filings or publications required or desirable to reflect such amendment, including any required filing for recordation of any Certificate of Formation or other instrument or similar document of the type contemplated by Section 2.6.

ARTICLE X
CONSENTS, VOTING AND MEETINGS

10.1 Method of Giving Consent. Any Consent required by this Agreement may be given as follows:

(a) by a written Consent given by the approving Person at or prior to the doing of the act or thing for which the Consent is solicited; or

(b) by the affirmative vote by the approving Person to the doing of the act or thing for which the Consent is solicited at any meeting called and held to consider the doing of such act or thing.

10.2 Meetings. Meetings of the Members may be called by the Manager, or by a Member or group of Members holding a majority of the Units. Meetings may be held at the offices of the Company or at such other location in or out of the State of Delaware as the Manager may from time-to-time determine. Any matter requiring the Consent of all or any of the Members pursuant to this Agreement may be considered, at a special meeting of the Members. Such meeting shall be held not less than five (5) nor more than sixty (60) business days after notice thereof shall have been given by the Manager to all Members. Such notice (i) may be given by the Manager, in its discretion, at any time, and (ii) shall be given by the Manager within thirty (30) days after receipt by the Manager of a request for such a meeting made by Members holding at least a majority of the Units. Any such notice shall state briefly the purpose, time and place of the meeting. All such meetings shall be held at such reasonable place as the Manager shall designate and during normal business hours.

10.3 Record Dates. The Manager may set in advance a date for determining the Members entitled to notice of and to vote at any meeting. All record dates shall not be more than sixty (60) days prior to the date of the meeting to which such record date relates.

10.4 Submissions to Members. The Manager shall give all of the Members notice of any proposal or other matter required by any provision of this Agreement to be submitted for the consideration and approval of the Members. Such notice shall include any information required by the relevant provisions of this Agreement. Neither the Manager nor the Company shall, directly or indirectly, pay or cause to be paid any remuneration, fee or other consideration to any Member for or as an inducement to the entering into by such Member of any waiver or amendment of any of the terms and provisions of this Agreement or the giving of any Consent, unless such remuneration is concurrently paid on the same terms, in proportion to their respective Capital Contributions, to all the then Members of whom waiver or amendment is requested.

ARTICLE XI
POWER OF ATTORNEY

11.1 Power of Attorney.

11.1.1 Each Member, by its execution hereof, hereby irrevocably makes, constitutes and appoints each of the Manager and the Liquidating Trustee, if any, in such capacity as Liquidating Trustee for so long as it acts as such (each is hereinafter referred to as the “Attorney”), as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement and any amendment to this Agreement that has been adopted as herein provided; (ii) the original Certificate of Formation and all amendments thereto required or permitted by law or the provisions of this Agreement; (iii) all instruments or documents required to effect a transfer of any Units, including without limitation, the transfer of any Units from a defaulting Member; (iv) all certificates and other instruments deemed advisable by the Manager or the Liquidating Trustee, if any, to carry out the provisions of this Agreement, and applicable law or to permit the Company to become or to continue as a limited liability company wherein the Members have limited liability in each jurisdiction where the Company may be doing business; (v) all instruments that the Manager or the Liquidating Trustee, if any, deems appropriate to reflect a change, modification or termination of this Agreement or the Company in accordance with this Agreement including, without limitation, the admission of additional Members or Substituted Members pursuant to the provisions of this Agreement, as applicable; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Company; (vii) all conveyances and other instruments or papers deemed advisable by the Manager or the Liquidating Trustee, if any, including, without limitation, those to effect the dissolution and termination of the Company, including a “Certificate of Cancellation”; (viii) all other agreements and instruments necessary or advisable to consummate the Investments; and (ix) all other instruments or papers that may be required or permitted by law to be filed on behalf of the Company.

11.1.2 The foregoing power of attorney:

(a) is coupled with an interest, shall be irrevocable and shall survive and shall not be affected by the subsequent death, disability or Incapacity of any Member or any subsequent power of attorney executed by a Member;

(b) may be exercised by the Attorney, either by signing separately as attorney in-fact for each Member or by a single signature of the Attorney, acting as attorney-in- fact for all of them;

(c) shall survive the delivery of an assignment by a Member of the whole or any portion of its Units; except that, where the assignee of the whole of such Member’s Units has been approved by the Manager for admission to the Company, as a Substituted Member, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Attorney to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution; and

(d) is in addition to any power of attorney that may be delivered by a Member in accordance with its Subscription Agreement entered into in connection with its acquisition of Units.

11.1.3 Each Member shall execute and deliver to the Manager within five (5) days after receipt of the Manager’s request therefor such further designations, powers-of-attorney and other instruments as the Manager reasonably deems necessary to carry out the terms of this Agreement.

ARTICLE XII
RECORDS AND ACCOUNTING; REPORTS; FISCAL AFFAIRS

12.1 Records and Accounting.

12.1.1 Proper and complete records and books of account of the business of the Company, including a list of the names, addresses and Units of all Members, shall be maintained at the Company’s principal place of business. Each Member and its duly authorized representatives shall be permitted for any purpose reasonably related to a Member’s interest as a Member of the Company to inspect such books and records of the Company that are not legally required to be kept confidential at any reasonable time during normal business hours.

12.1.2 The books and records of the Company shall be kept in accordance with generally accepted accounting principles. The accrual basis of accounting shall be followed by the Company for federal income tax purposes. The taxable year of the Company shall be its Fiscal Year.

12.2 Annual Reports.

12.2.1 Within ninety (90) days after the end of each Fiscal Year (subject to reasonable delays in the event of the late receipt of any necessary financial statements), the Manager shall cause to be delivered to each Person who was a Member at any time during the Fiscal Year, an annual report (“Annual Report”) containing the following:

(a) financial statements of the Company, including, without limitation, a balance sheet as of the end of the Fiscal Year and statements of income, Members’ equity and cash flow for such Fiscal Year (and including as a supplemental schedule thereto a statement showing the Capital Account of each Member and the amounts of all allocations and distributions affecting the Capital Account of each Member during such Fiscal Year), which shall be prepared in accordance with generally accepted accounting principles, and shall be reported on by a firm of independent certified public accountants of recognized national standing;

(b) a statement, in reasonable detail, showing the amounts received by the Company and the computations made by the Company to determine the distributions to each Member during such Fiscal Year;

(c) a report containing an overview of the investment activities of the Company during the Fiscal Year covered by the annual report; and

(d) a statement as to the estimated fair market value of the Company’s Investments as of the end of the Fiscal Year, as determined by the Manager, in its good faith discretion (it being understood that if, in the opinion of the Manager, it would be impractical to determine the fair market value of the Investments and there has been no material change or significant event relating to the Investments that would, in the opinion of the Manager, require a different valuation, then the Investments may be shown at cost).

12.3 Valuation. Except as otherwise provided in Section 4.1.2, for purposes of this ARTICLE XII, all assets of the Company (including without limitation, the Investments) shall be valued in accordance with generally accepted accounting principles. Liabilities shall be determined in accordance with the method of accounting employed by the Company and may include reserves for estimated accrued expenses and reserves for unknown or unfixed liabilities or contingencies. The Company may, but is not required to, retain an independent valuation expert to value such Investments.

12.4 Tax Information. The Manager shall cause to be delivered to each Person who was a Member at any time during a Fiscal Year a Schedule K-1 and/or such other information, if any, with respect to the Company as may be necessary for the preparation of such Member’s federal income tax returns, including a statement showing such Member’s share of income, gain or loss, expense and credits for such Fiscal Year for federal income tax purposes.

12.5 Interim Reports. Within forty five (45) days after the close of each of the first three (3) Fiscal Quarters of each Fiscal Year, the Manager will cause to be delivered to each Person who was a Member at any time during such Fiscal Quarter, (i) a balance sheet as of the end of the Fiscal Quarter and a statement of income for such Fiscal Quarter, which shall be prepared in accordance with generally accepted accounting principles but which need not be audited or reported on by a firm of independent certified public accountants, (ii) a statement as to the estimated value of the Investments as of the end of such Fiscal Quarter, and (iii) a report containing an overview of the Company portfolio.

12.6 Company Funds. The funds of the Company that are not invested in the Investments or temporary investments pursuant to Section 5.1.1(h) may be invested in (i) cash and cash equivalents, as defined in Rule 2a5 1 -1 (b)(7)(i) of the Investment Company Act and (ii) U.S. Treasuries with a remaining maturity of sixty (60) days or less in accordance with Rule 203(1)- l(a)(ii) of the Investment Advisers Act. No funds of the Company shall be kept in any account other than a Company account; and funds shall not be commingled with the funds of any other Person.

12.7 Elections. The determinations of the Manager with respect to the treatment of any item or its allocation for federal, state or local tax purposes shall be binding upon all of the Members so long as such determination shall not be inconsistent with any express term hereof. The Manager and each Member (in their respective capacities as such) agree that such Members shall not undertake any action, including (without limitation) filing of any elections or making regular bid or offer quotes to buy or sell interests or derivative interests in the Company, that will cause the Company to be, or create a substantial risk that the Company will be, (i) classified as other than a partnership for United States federal income tax purposes, or (ii) treated as a “publicly traded partnership” within the meaning of Sections 469 or 7704 of the Code.

ARTICLE XIII
DISPUTE RESOLUTION

13.1 Arbitration. Any controversy between the Parties involving the construction or application of any terms, covenants or conditions of this Agreement, or any claims arising out of or relating to this Agreement, or the breach hereof or thereof (each, a “Dispute”), will be submitted to and settled by final and binding confidential arbitration in accordance with the then-existing rules for commercial arbitration of JAMS (formerly known as Judicial Arbitration and Mediation Services). Any judgment or award rendered by JAMS will be final, binding and non-appealable, and judgment may be entered by any state or federal court having jurisdiction thereof. In the event of any arbitration under this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys’ fees and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The “prevailing party” means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

13.2 No Delay. Each Party shall continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable or lead to irreparable harm under the circumstances.

ARTICLE XIV
MISCELLANEOUS

14.1 Notices.

14.1.1 Any notice to any Member shall be at the address of such Member set forth in such Member’s Subscription Agreement, or such other mailing address of which such Member shall advise the Manager in writing. Any notice to the Company or the Manager shall be at the principal office of the Company.

14.1.2 Any notice shall be deemed to have been duly given if (i) sent by United States certified or registered mail, return receipt requested, when received, (ii) personally delivered, when received, (iii) sent by United States Express Mail or overnight courier, on the second following business day, or (iv) sent by facsimile or electronic mail, upon confirmation of delivery to the intended recipient.

14.2 Severability of Provisions. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

14.3 Entire Agreement. This Agreement and the Subscription Agreements, each as amended or supplemented from time to time in accordance with the terms thereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto. Notwithstanding the foregoing or any other provision of this Agreement, in addition to this Agreement and the Subscription Agreements, the Manager, in its own name or on behalf of the Company, may enter into one or more side letters or other written agreements to or with any Member without the consent of any other Person, including any other Member, executed with the admission of such Member to the Company, that affect the terms hereof and of such Member’s Subscription Agreement, to meet certain legal, regulatory, tax or other requirements of such Member, and the terms of any such side letter or other agreement to or with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or the Subscription Agreements. Any such side letters may provide economic benefits to such Members that are not otherwise available to other Members.

14.4 Headings, etc. The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter.

14.5 Binding Provisions. Subject to ARTICLES VI and VII, the covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, personal or legal representatives, successors and assigns of the respective parties hereto.

14.6 No Waiver. The failure of any Member to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act that would have constituted a violation from having the effect of an original violation.

14.7 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, Consents, waivers, amendments and modifications which may hereafter be executed, and certificates and other information previously or hereafter furnished to any Member, may be reproduced by it by any digital, photographic, photostatic, or other similar process, and any Member may destroy any original document so reproduced. The Company, the Manager and each Member agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

14.8 Confidentiality. Each Member will maintain the confidentiality of information that is, to the knowledge of such Member, non-public information regarding the Company (including information regarding the Investments) and/or the Manager received by such Member pursuant to this Agreement, except as otherwise required by law or as otherwise consented to in writing by the Company.

14.9 No Right to Partition. To the extent permitted by law, and except as otherwise expressly provided in this Agreement, the Members, on behalf of themselves and their shareholders, partners, heirs, executors, administrators, personal or legal representatives, successors and assigns, if any, hereby specifically renounce, waive and forfeit all rights, whether arising under contract or statute or by operation of law, to seek, bring or maintain any action in any court of law or equity for partition of the Company or any asset of the Company, or any interest that is considered to be Company property, regardless of the manner in which title to any such property may be held.

14.10 No Recourse. Each Party acknowledges that it will look solely to each other relevant Party for the performance of its respective covenants, agreements and obligations under this Agreement, not to any other Person, and that it shall have no recourse to any Affiliate of any Party in connection therewith.

14.11 Damages Waiver. Notwithstanding any provision herein to the contrary, no Person shall be liable hereunder for punitive, indirect, consequential or exemplary losses or damages of any nature, including, but not limited to, diminution in value of investments, loss of tax benefits, damages for lost profits or revenues or the loss or use of such profits or anticipated revenues, cost of capital, loss of goodwill, penalties, damages to reputation or damages for lost opportunities, or any other special or incidental damages, regardless of whether said claim is based upon contract, warranty, tort (including negligence and strict liability) or other theory of law.

14.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

14.13 Timing. All dates and times specified in this Agreement are of the essence and shall be strictly enforced. In the event that the last day for the exercise of any right or the discharge of any duty under this Agreement would otherwise be a day that is not a business day, the period for exercising such right or discharging such duty shall be extended until the Close of Business on the next succeeding business day.

14.14 Survival. The rights and obligations of the Parties pursuant to Sections 3.4, 5.4.5 5.4.6, 5.4.7, 5.4.8, 5.49, 6.1 and 8.2, and ARTICLES XI and XIV of this Agreement, shall survive any dissolution of the Company for a period of two (2) years thereafter.

14.15 Legal Counsel. The Manager has retained the law firm of Eversheds Sutherland (US) LLP (“Eversheds”) as legal counsel to the Manager and the Company. Eversheds has not been engaged to protect or represent the interest of any Member vis-à-vis the Company or the Manager and no other legal counsel has been engaged by the Manager or the Company to act in such capacity. Each Member: (i) acknowledges that actual or potential conflicts of interest exist among the Members and the Manager, that such Member’s interests will not be represented by legal counsel unless such Member engages counsel on its own behalf, and that such Member has been afforded the opportunity to engage and seek the advice of its own legal counsel before entering into this Agreement; (ii) agrees that, in the event of a dispute between one or more Members, on the one hand, and the Manager, the Company or any of their respective Affiliates, on the other hand, Eversheds may represent the Manager, one or more Members thereof, or the Company; and (iii) acknowledges that the approvals, acknowledgments and waivers made by such Member pursuant to this Section 14.15 do not reflect or create a right under this Agreement on the part of any Member to approve the Manager’s selection of legal counsel to the Manager or the Company. It is intended that Eversheds be a third-party intended beneficiary of this provision, and entitled to enforce the terms hereof.

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Members’ Signature page contained in the Subscription Booklet.]

LIMITED LIABILITY COMPANY AGREEMENT

OF

ZELL CAPITAL, LLC

SIGNATURE PAGE

The parties hereto have caused this Operating Agreement of Zell Capital, LLC, to be signed as of the date first above written.

MANAGER:

MEMBERS:

See Members’ Signature page contained in the Subscription Booklet.